                                                             FILE NOS. 333-20899
                                                                       811-08041

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2004
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       POST-EFFECTIVE AMENDMENT NO. 8  /X/

                                       AND

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 9         /X/

                              ATLAS INSURANCE TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                794 DAVIS STREET
                          SAN LEANDRO, CALIFORNIA 94577
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (510) 297-7444

                                MATTHEW L. SADLER
                              ATLAS INSURANCE TRUST
                                794 DAVIS STREET
                          SAN LEANDRO, CALIFORNIA 94577
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   Copies to:

  MICHAEL GLAZER, ESQ.                           JOSEPH M. O'DONNELL, ESQ.
  PAUL, HASTINGS, JANOFSKY & WALKER LLP          ATLAS INSURANCE TRUST
  515 SOUTH FLOWER STREET                        794 DAVIS STREET
  LOS ANGELES, CALIFORNIA 90071                  SAN LEANDRO, CALIFORNIA 94577


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

/ / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)
/X/ ON APRIL 30, 2004 PURSUANT TO PARAGRAPH (b)
/ / 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)
/ / ON (DATE) PURSUANT TO PARAGRAPH (a)(1)
/ / 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)
/ / ON (DATE) PURSUANT TO PARAGRAPH (a)(2)

                              ATLAS INSURANCE TRUST

                         ATLAS BALANCED GROWTH PORTFOLIO

                           PROSPECTUS - APRIL 30, 2004


Table Of Contents

                                                                   PAGE
Risk/Return Summary                                                  2

The Underlying Atlas Funds                                           5

Other Investment Strategies And Risks                                9

Fund Management and Distribution                                    10

Other Portfolio Information                                         11

Financial Highlights                                                12

                                [ATLAS(R) LOGO]

               The annuities you want from the people you trust(R)

              NOT FDIC INSURED - NOT A DEPOSIT - NO BANK GUARANTEE
          MAY LOSE VALUE - NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY


Atlas Insurance Trust (the "Trust"), like all mutual funds, is registered with the Securities and Exchange Commission (SEC). However, the SEC does not guarantee that the information in this prospectus is accurate or complete, nor has it endorsed the Trust. It is against the law for anyone to state otherwise.

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE


     The Atlas Balanced Growth Portfolio seeks long-term growth of capital and moderate current income. The portfolio is designed to provide broad diversification among equity, fixed income, and money market securities. It is suitable for investors who are seeking a reasonable level of stock market exposure, but are not comfortable with the risk of more aggressive investments. The investment objective of this portfolio is fundamental and cannot be changed without the approval of the majority of its shareholders.


STRATEGY

     The portfolio will allocate its assets among the Atlas mutual funds. The amounts allocated to each fund may vary within the following ranges:


                                     INVESTMENT RANGE
ATLAS FUND                          FOR THE PORTFOLIO
Balanced                                        0-40%
Emerging Growth                                 0-40%
Global Growth                                   0-40%
Growth Opportunities                            0-40%
S&P 500 Index                                   0-40%
Strategic Growth                                0-40%
Value                                           0-40%
American Enterprise Bond                        0-25%
Strategic Income                                0-25%
U.S. Government and Mortgage Securities         0-25%
Money Market                                    0-25%
U.S. Treasury Money                             0-25%


     The portfolio will target a balanced growth allocation of approximately 60% stocks, 30% bonds, and 10% cash and money market securities. The allocation may be adjusted for Atlas Advisers' outlook for the economy, financial markets, and the market values of the underlying funds. Under normal market conditions, 40 to 80% of assets will be invested in stocks, 10 to 40% in bonds, and 0 to 20% in cash and money market securities.

     Investments in the underlying funds do not necessarily correspond with a particular type of security. Atlas stock funds may invest some of their assets in bonds, and all of the funds may invest in money market securities. Therefore, a 50% allocation of assets to the stock funds would probably result in less than a 50% exposure to the stock market.

RISKS

     The portfolio's share price will fluctuate with changing market conditions, as will the share prices of the underlying funds. Since the portfolio's price will vary, you could lose money on your investment.

     The risks are generally the same as for other mutual funds:

- MARKET RISK: The market value of stocks will fluctuate with changing market and economic conditions and developments related to specific companies.

- INTEREST RATE RISK: The market value of fixed income securities can generally be expected to vary inversely with changes in interest rates.

- CREDIT RISK: Debt securities held by the underlying funds could default or have their credit ratings lowered, potentially reducing a fund's share price and income. The risk is greater for high-yield ("junk") bonds, whose issuers are more vulnerable to business and economic changes, such as a recession, that might impair their ability to make timely interest and principal payments.

- PREPAYMENT RISK: For mortgage-backed securities, there is the risk that homeowners will accelerate principal payments on mortgages when interest rates are falling. Funds investing in mortgage-backed securities may be forced to reinvest prepayments in lower yielding securities. Also prepayments may result in reducing the value of mortgage securities that were originally purchased at a price above par.

- CURRENCY RISK: Stocks issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar. The share price of funds that hold these securities will also vary.

     The portfolio will normally have the greatest exposure to market risk because of the expected higher allocations to those underlying Atlas Funds that invest primarily in stocks. It will have lower exposure to interest rate risk because of the smaller allocation to bonds and cash.

     A portion of the assets may also be exposed to the risks of foreign investing, including currency risk. Some of the underlying funds can invest in emerging market countries, which are less stable than the U.S. and other mature economies. Investments in these countries are subject to more risk and price volatility than investments in more developed markets.


BENEFITS OF DIVERSIFICATION

     The portfolio offers a professionally managed allocation of assets among a broad range of underlying Atlas Funds. By investing in a variety of underlying funds, the portfolio's performance could benefit from the diversified returns of many types of securities.

     The portfolio invests in Atlas Funds holding domestic and foreign stocks, small-, mid- and large-cap stocks, and growth and value stocks. To a lesser extent, the portfolio invests in funds holding high-quality domestic and foreign corporate and government bonds, high-yield bonds and convertible securities.

     The theory of diversification is that investors can reduce their overall risk by spreading assets among a variety of investments. Each type of investment responds differently to changes in the economy and the marketplace. A decline in one investment can be balanced by other investments that are stable or rising. Therefore, a major benefit of the portfolio is the potential for attractive long-term returns with reduced volatility.

     On the other hand, the portfolio's strategy of investing in other mutual funds results in greater expenses than you would incur if you invested in the underlying funds directly. However, the underlying funds are not available in variable annuity contracts.

     If you seek broad diversification in a single investment and a reasonable level of stock market exposure, the Atlas Balanced Growth Portfolio could be an appropriate part of your overall investment strategy.

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PAST PERFORMANCE


The following information shows how total return has varied over time. Performance does not reflect insurance company charges, and, if they were included, returns would have been lower. Past performance is no guarantee of future results.

[CHART]

Year-By-Year Total Return - As Of 12/31 Each Year (%)

1998     12.7%
1999     29.4%
2000     -3.0%
2001     -8.1%
2002    -16.4%
2003     22.4%


BEST QUARTER:        Q4 '99       23.86%

WORST QUARTER:       Q3 '01      -12.60%



AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/03



                                            INCEPTION
                        1 YEAR    5 YEARS   (9/30/97)
-----------------------------------------------------
PORTFOLIO               22.37%     3.36%       4.45%

LEHMAN BROTHERS
AGGREGATE
BOND INDEX(1)            4.10%     6.62%       7.17%

S&P 500 INDEX(1)        28.67%    -0.57%       4.10%



(1)  Reflects no deduction for fees, expenses or taxes.

For current performance call 1-800-933-ATLAS.

EXPENSES

     These are the fees and expenses you may pay as a portfolio investor. Atlas Advisers has agreed to waive fees and reimburse fund expenses to keep the portfolio's net operating expenses at or below 0.50% through December 31, 2004.

TRANSACTION FEES (paid from your investment)



   Maximum sales charge on purchases             NONE
   Maximum deferred sales charge                 NONE
   Redemption fee                                NONE
   Exchange fee                                  NONE



ANNUAL OPERATING EXPENSES (deducted from fund assets)



   Management fee                                0.25%
   Distribution fee                              0.00%
   Other expenses                                0.63%
TOTAL ANNUAL OPERATING EXPENSES                  0.88%
   Expense Reduction                             0.38%
NET OPERATING EXPENSES*                          0.50%



* This portfolio also pays a portion of the expenses of the underlying Atlas Funds which make up its portfolio. The amount of these expenses changes depending on the make up of the portfolio at any particular time. For the year ended December 31, 2003, the amount of these imputed expenses was 1.23% of average net assets.

     EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, except that the expense reduction reflected in the fee table above is in effect for the one year time period only, and that you hold your shares for the following periods. Actual costs may be higher or lower.



        1 YEAR      3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------
        $  51        $ 243      $ 450     $ 1,049

THE UNDERLYING ATLAS FUNDS

     The objectives, strategies, and risks of the underlying Atlas Funds are described below.

BALANCED FUND

- INVESTMENT OBJECTIVE: The fund seeks long-term growth and current income. Capital preservation is an additional goal.


- STRATEGY: The fund invests primarily in stocks and U.S. Government and investment grade corporate bonds. At least 25% of the fund's assets are invested in bonds. The fund's managers look for "growth at a reasonable price" in selecting a well-diversified mix of stocks from a variety of economic sectors. The equity portion of the portfolio is invested in companies which, at the time of purchase, have a stock market value (market capitalization) of more that $1 billion. The mix of stocks, bonds, and cash is adjusted to take advantage of "up markets" and conserve capital in "down markets," while maintaining a stream of income. At least 25% of the fund's assets are invested in stocks.


- RISKS: The fund is subject to market risk and interest rate risk. Over the long term, share price is expected to fluctuate less than funds that invest only in stocks.


The fund also invests in U.S. Government Securities. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government. Obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.


EMERGING GROWTH FUND

- INVESTMENT OBJECTIVE: The fund seeks long-term growth exclusively, with no intent to provide current income.

- STRATEGY: The fund invests primarily in stocks of small (market capitalization of less than $2.5 billion), growth-oriented companies in the U.S. that are beyond their start-up periods but are not yet well-established. Fund managers look for businesses with superior and sustainable revenue and earnings growth, favorable prospects for increasing demand, and leadership potential in their market sectors. Often these companies are developing new products or entering new markets.

- RISKS: The fund is subject to market risk and the special risks associated with investing in small companies.

GLOBAL GROWTH FUND

- INVESTMENT OBJECTIVE: The fund seeks long-term growth exclusively, with no intent to provide current income.

- STRATEGY: The fund invests primarily in growth-oriented stocks of domestic and foreign companies, without regard to market capitalization. It usually invests a substantial portion of assets in the U.S. and developed markets in western Europe. Fund managers use a "global theme" approach to selecting investments, and they currently believe the following areas offer the most promise for long-term growth: mass affluence, new technologies, corporate restructuring, and aging of the population.

- RISKS: The fund is subject to market risk and the special risks associated with foreign investing. Over the long term, share price is expected to fluctuate less than funds that invest only in foreign securities.


GROWTH OPPORTUNITIES FUND

- INVESTMENT OBJECTIVE: The fund seeks long-term capital appreciation without any consideration for current income.


- STRATEGY: The fund invests primarily in growth-oriented and dividend-paying stocks of large, well-known U.S. companies. It also invests in convertible securities and may invest in bonds. Unlike many funds that follow a single investment style, the fund selects a combination of growth stocks, believed to have superior earnings prospects, and value stocks that trade at attractive prices.

- RISKS: The fund is subject to market risk and some interest rate risk. Over the long term, share price is expected to fluctuate less than funds that invest primarily in small companies or foreign securities.

S&P 500 INDEX FUND

- INVESTMENT OBJECTIVE: The fund seeks long-term growth by investing in the stocks that comprise the S&P 500 Composite Stock Price Index (S&P 500).

- STRATEGY: The fund attempts to match as closely as possible, before fees and expenses, the risk and return of the S&P 500, which emphasizes stocks of large U.S. companies. The fund invests all of its assets in a separate mutual fund (Master Portfolio), which has the same objective as the fund. The Master Portfolio holds stocks of each of the companies that comprise the S&P 500, and seeks to invest in these securities in proportions that match the relative values of each company's shares in the index.

- RISKS: The fund is subject to market risk. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities.

STRATEGIC GROWTH FUND

- INVESTMENT OBJECTIVE: The fund seeks long-term growth exclusively, with no intent to provide current income.

- STRATEGY: The fund invests primarily in stocks of medium to large, growth-oriented U.S. companies. Its stock selection strategy focuses on businesses that appear to have a combination of superior revenue and earnings prospects. Fund managers look for companies with favorable earnings momentum believed to be sustainable over time.

- RISKS: The fund is subject to market risk. Over the long-term, share price is expected to fluctuate less than funds that invest primarily in small companies or foreign securities.

VALUE FUND

- INVESTMENT OBJECTIVE: The fund seeks long-term growth and some income.

- STRATEGY: The fund invests primarily in value stocks issued by large U.S. companies with market capitalizations similar to companies in the S&P 500 Index. The fund manager uses fundamental research, computer models and proprietary valuation methods to select investments and manage the fund. Stocks are considered undervalued when their intrinsic worth, based on measures such as the price-to-earnings ratio, dividend income, and earnings power, is not reflected in their market price. The fund manager may sell stocks when they no longer appear to be undervalued or exhibit deteriorating fundamentals.

- RISKS: The fund is subject to market risk. Over the long term, share price is expected to fluctuate more than an index based fund.

AMERICAN ENTERPRISE BOND FUND

- INVESTMENT OBJECTIVE: The fund seeks to provide current income. Capital preservation is an additional goal.

- STRATEGY: The fund invests in a broad range of debt securities issued by U.S. and foreign corporations as well as by U.S. and foreign governments and government agencies, which will, in the opinion of its managers, offer the best opportunity to produce current income. They manage this fund without targeting a specific weighted average maturity, but vary the portfolio's maturity based upon their assessment of the long-term direction of interest rates. The fund may invest up to 15% of its assets in securities rated below investment grade (sometimes referred to as "junk bonds").

- RISKS: The fund is subject to interest rate risk and the special risks associated with foreign investing and junk bonds.


Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government. Obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.


STRATEGIC INCOME FUND

- INVESTMENT OBJECTIVE: The fund seeks high current income consistent with capital preservation.

- STRATEGY: The fund allocates its investments among three broad sectors of the bond market: U.S. Government Securities, foreign fixed income debt, and high-yield, lower-rated bonds of U.S. companies ("junk bonds"). It seeks to manage risk by investing in all three sectors and by varying the amount in each in order to take advantage of changing market conditions. Assets within each sector are also broadly diversified.

- RISKS: The fund is subject to interest rate risk and the special risks associated with foreign investing and junk bonds.


Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government. Obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.


U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND

- INVESTMENT OBJECTIVE: The fund seeks high current income with capital preservation.

- STRATEGY: The fund invests primarily in mortgage-backed securities issued by the following U.S. Government agencies: the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). In attempting to maintain a consistently high yield, fund managers select securities they believe are less likely than others to be paid off ahead of schedule.

- RISKS: The fund is subject to interest rate and prepayment risk.


Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government. Obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.


MONEY MARKET FUND

- INVESTMENT OBJECTIVE: The fund seeks current income with maximum safety, liquidity, and stability of principal.

- STRATEGY: The fund invests in high quality, U.S. dollar denominated money market securities including commercial paper, certificates of deposit and bankers' acceptances. It invests exclusively in securities with the two highest quality ratings for short term money market securities with no less than 95% in the highest grade.

- RISKS: The fund is subject to interest rate risk.


Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government.


U.S. TREASURY MONEY FUND

- INVESTMENT OBJECTIVE: The fund seeks current income with maximum safety, liquidity, and stability of principal.

- STRATEGY: The fund invests solely in short-term Treasury securities guaranteed by the full faith and credit of the U.S. Government. Fund managers select issues with varying maturities, based on the outlook for interest rates.

- RISKS: The fund is subject to interest rate risk.

OTHER INVESTMENT STRATEGIES AND RISKS

     MORTGAGE-BACKED SECURITIES: The U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND invests primarily in mortgage-backed securities, which are secured by a pool of mortgage loans. Principal and interest on the underlying mortgages are passed through as monthly payments. In addition, there may be prepayment of principal if the underlying property is refinanced, sold, or foreclosed.

     OPTIONS AND FUTURES: Options and futures are types of derivative investments. Each of the underlying funds except the MONEY MARKET FUND and U.S. TREASURY MONEY FUND may buy and sell options, futures contracts, and options on futures contracts. Fund managers use these instruments to hedge investments against changes in value, to manage cash flow, to attempt to increase income, or as a temporary substitute for the purchase or sale of actual securities. The funds will not engage in these transactions for speculation. Use of these strategies may be limited by market conditions, regulatory limits, and tax considerations, and there can be no assurance that they will succeed.

     Options and futures strategies involve risks and transaction costs. Any fund using these strategies may be left in a worse position if the manager's prediction of price changes in the underlying instruments is inaccurate.

     OTHER DERIVATIVE INVESTMENTS: The STRATEGIC INCOME FUND and the EMERGING GROWTH FUND can invest in several other types of derivatives. Some are used for hedging purposes, and others offer the potential for increased income and principal value. In general, the performance of a derivative is linked to the performance of another investment, such as an equity security, an index, or one or more currencies. Use of derivatives may cause a fund to realize less income than expected and to lose money.

     JUNK BONDS: The AMERICAN ENTERPRISE BOND FUND and STRATEGIC INCOME FUND may invest in "junk bonds," which are securities rated "Ba" and below by Moody's Investors Services, Inc., or "BB" and below by Standard and Poor's. They may be rated as low as "C" or "D" and may be in default at the time of purchase.

     Junk bonds are riskier than investment grade bonds. There also may be less of a market for junk bonds, and they may be harder to sell at an acceptable price. The fund may not achieve the expected income from lower-rated securities, and its net asset value may be affected by declines in their value.

     SMALL COMPANIES: The EMERGING GROWTH FUND invests primarily in the stocks of smaller companies that usually have more limited product lines, markets, and financial resources than larger companies. Their stocks may trade less frequently and in more limited volume. As a result, this fund's share price may fluctuate more than funds that invest in larger companies.

     FOREIGN INVESTING: The GLOBAL GROWTH FUND invests substantially in foreign stocks. The AMERICAN ENTERPRISE BOND FUND and STRATEGIC INCOME FUND may invest in foreign fixed income debt. Foreign securities markets, especially those in emerging countries, can be more volatile than the U.S. market, exposing investors to greater risk of loss. Securities issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar, causing the funds' share prices to fluctuate.

     DEFENSIVE INVESTMENTS: At times, pursuing a fund's basic investment strategy may not be in the best interests of its shareholders because of market conditions. As a temporary defensive strategy, all of the funds may invest up to 100% of their assets in short-term debt securities or money market instruments.

     PORTFOLIO TURNOVER: All the funds will sell securities when the managers believe it is appropriate, regardless of how long the securities were owned. Buying and selling securities involves expenses, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a fund's annual portfolio turnover, the greater its brokerage costs.

     Annual portfolio turnover of 100% or more is considered high. The portfolio turnover rate for each of the underlying funds varies widely from year to year, and may exceed 100% in some years. The portfolio's turnover rate will also vary based on the size and frequency of allocation adjustments made by Atlas Advisers. (See "Financial Highlights" for the portfolio's historical turnover rate.)

FUND MANAGEMENT AND DISTRIBUTION


     Atlas Advisers, located at 794 Davis Street, San Leandro, California 94577, provides portfolio management services to the Balanced Growth Portfolio, Money Market Fund, U.S. Government and Mortgage Securities Fund and the U.S. Treasury Money Fund. It supervises provision of similar services to the other Atlas Funds by professional investment management firms which in this case are called "sub-advisers." The sub- adviser to Global Growth Fund, Growth Opportunities Fund and the Strategic Income Fund is OppenheimerFunds, Inc., located at 498 Seventh Avenue, New York, New York 10018. The sub-adviser to the American Enterprise Bond Fund, Balanced Fund and the Strategic Growth Fund is Madison Investment Advisors, Inc., located at 550 Science Drive, Madison Wisconsin 53711. The sub-adviser to the Value Fund is Pilgrim Baxter & Associates, Ltd., located at 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. The sub-adviser to Emerging Growth Fund is Turner Investment Partners located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. And finally, the S&P 500 Index Fund is not actively managed. It invests all of its assets in the Master Investment Portfolio.

     The portfolio pays Atlas Advisers a fee at an annual rate of 0.25% of the portfolio's average net assets. Atlas Advisers has agreed to reduce its fee and absorb expenses, if necessary, in order to limit total direct operating expenses to an annual rate of 0.50%. For the fiscal year ended December 31, 2003, after waivers and reimbursements, Atlas Advisers received no fees from the Balanced Growth Portfolio for the provision of portfolio management services.


     Atlas Advisers is responsible for providing or overseeing all aspects of the portfolio's day-to-day operations and has retained investment professionals with substantial experience in managing investments. A committee comprised of senior management is responsible for implementing the portfolio's investment program.

     Shares of the portfolio are distributed by Atlas Securities, Inc., which serves as the principal underwriter.

     NET ASSET VALUE OF THE PORTFOLIO: The net asset value per share is determined at the regular close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the exchange is open. Net asset value per share is calculated by dividing the total market value of the portfolio's investments by the total number of outstanding shares. The portfolio's primary investments are the underlying Atlas Funds, which are also priced at the close of the exchange.


     The investments of the underlying Atlas Funds are generally valued at market value or, when market quotations are not readily available or when a fund determines a price is unreliable, at fair value as determined in good faith using methods determined by the Atlas Funds' Board of Trustees.

     For the purpose of calculating each underlying money market fund's NAV per share, securities are valued at "amortized cost." Marketable fixed income securities generally are priced at market value and debt securities with remaining maturities of 60 days or less generally are valued at "amortized cost."

     The underlying Atlas Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the fund does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.


     DIVIDENDS: The Trust normally declares and distributes net investment income and any short-term and long-term capital gains of the portfolio at least annually.

     TAXES: Tax consequences to variable annuity contract holders are described in a separate prospectus issued by Transamerica Life Insurance Company. The Statement of Additional Information also includes a discussion of tax considerations. Please consult your tax adviser regarding your individual circumstances.

FINANCIAL HIGHLIGHTS


     This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor would have earned or lost during a given period, assuming all dividends were reinvested. The financial information below is derived from financial statements that were audited by the portfolio's independent auditors, Deloitte & Touche LLP. Their full report is included in the portfolio's annual report which may be obtained by calling 1-800-933-2852.



                                                      2003(1)        2002(1)        2001(1)        2000(1)        1999(1)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $      7.94    $      9.66    $     10.68    $     11.68    $     10.26
                                                    -----------    -----------    -----------    -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:(2)
   Net investment income                                   0.09           0.14           0.15           0.48           1.34
   Net realized and unrealized gain (loss)
     on investments                                        1.69          (1.72)         (1.02)         (0.84)          1.68
                                                    -----------    -----------    -----------    -----------    -----------
   Total income (loss) from investment
     operations                                            1.78          (1.58)         (0.87)         (0.36)          3.02
                                                    -----------    -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS:
   From net investment income                             (0.09)         (0.14)         (0.15)         (0.17)         (1.34)
   From net realized gains on investments                  0.00           0.00           0.00          (0.47)         (0.26)
                                                    -----------    -----------    -----------    -----------    -----------
   Total distributions                                    (0.09)         (0.14)         (0.15)         (0.64)         (1.60)
                                                    -----------    -----------    -----------    -----------    -----------
   Net asset value, end of year                     $      9.63    $      7.94    $      9.66    $     10.68    $     11.68
                                                    ===========    ===========    ===========    ===========    ===========
   Total return(3)                                        22.37%        -16.36%         -8.14%         -3.03%         29.41%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (000's)                  $    16,506    $    14,917    $    20,611    $    21,187    $    15,778
   Ratio of expenses to average net assets:(4)
   Before expense waivers and reimbursement                0.88%          0.82%          0.76%          0.79%          0.95%
   After expense waivers and reimbursement                 0.50%          0.50%          0.50%          0.50%          0.50%
   Ratio of net investment income
     to average net assets                                 0.98%          1.46%          1.55%          3.92%         12.40%
   Portfolio turnover rate                                37.26%         61.71%         57.33%         56.11%         64.47%


(1) For the year ended December 31.

(2) Per share information was calculated based on average shares.


(3) Total return assumes purchase at net asset value (without sales charge) at the beginning of each year.


(4) Does not include expenses of the investment companies in which the Fund invests.

HOW TO OBTAIN MORE INFORMATION ABOUT THE TRUST AND THE PORTFOLIO.

     You can find more information about the underlying funds' investment policies in the Atlas Funds prospectus and the Trust's Statement of Additional Information (SAI). The SAI is incorporated by reference in this prospectus, making it legally part of the prospectus. It is available free of charge.

     To request a copy of the SAI, please call us at 1-800-933-ATLAS (1-800-933-2852). If you have access to the Internet, you can find the SAI at the Securities and Exchange Commission's Web site at www.sec.gov. You may also request a copy by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. The SEC charges a duplicating fee for this service.


     Information about the Trust can be reviewed and copied at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Trust are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of the same information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

     You can find further information about the Trust in our annual and semi-annual shareholder reports. These reports discuss the market conditions and investment strategies that significantly affected performance during the previous fiscal period. To request a copy of the most recent annual or semi-annual report, please call us at 1-800-933-ATLAS (1-800-933-2852). Annual and semi-annual reports are available free of charge.


                              ATLAS INSURANCE TRUST
                                794 DAVIS STREET
                              SAN LEANDRO, CA 94577

                             www.atlasannuities.com


                                 [ATLAS(R) LOGO]

               The annuities you want from the people you trust(R)

                             SEC File No. 811-08041

                              ATLAS INSURANCE TRUST

                                   ----------

                       STATEMENT OF ADDITIONAL INFORMATION

                                   ----------

                              ATLAS INSURANCE TRUST

                                794 DAVIS STREET
                          SAN LEANDRO, CALIFORNIA 94577
                        1-800-933-ATLAS (1-800-933-2852)


                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 2004

   This Statement of Additional Information ("Statement"), which may be amended from time to time, concerning Atlas Insurance Trust (the "Trust") is not a Prospectus for the Trust. This Statement supplements the Prospectus dated April 30, 2004 and investors should read it in conjunction with that Prospectus. The Trust's audited financial statements and financial highlights appearing in the 2003 Annual Report to Shareholders are incorporated by reference into this Statement. A copy of the Prospectus, which may be amended from time to time, and Annual Report are available without charge by writing or calling the Trust at the address or telephone number printed above.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
Fund History                                                                   1
Description of Certain Securities and Investment Policies                      1
Fundamental Investment Restrictions                                           26
Portfolio Turnover                                                            27
Management of the Trust                                                       28
Investment Management and Other Services                                      34
Execution of Portfolio Transactions                                           36
Determination of Net Asset Value                                              36
Share Purchases and Redemptions                                               39
Redemptions in Kind                                                           39
Taxes                                                                         39
Additional Information                                                        40
Financial Statements                                                          40
Appendix A--Description of Ratings                                           A-1
Appendix B--Proxy Voting Procedures                                          B-1

                                  FUND HISTORY


   Atlas Insurance Trust was first registered on January 31, 1997 as a Delaware Statutory Trust. The Trust is a diversified, open-end, management investment company. The Trust currently consists of one investment portfolio, the Atlas Balanced Growth Portfolio, which was first offered to the public on September 30, 1997.

            DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT POLICIES

The investment objectives and policies of the Atlas Balanced Growth Portfolio and the underlying Atlas Funds are described in the Prospectus. Supplemental information about those policies is set forth below. As described in the Prospectus, the Portfolio invests in the underlying Atlas Funds. As a result, shareholders of the Portfolio will be affected by the policies of such funds in direct proportion to the amount of assets the Portfolio allocates to the Funds pursuing such policies. Certain capitalized terms used in this Statement are defined in the Prospectus.

INVESTMENT RISKS.


The various risks associated with an investment in the Portfolio are described in the Prospectus. Like other mutual funds that invest primarily in equity securities, an investment in the Portfolio involves stock market risk and to a lesser extent interest rate risk. Specific risks encountered by the underlying Atlas Funds are described in the following paragraphs.


   With the exception of U.S. Government securities, the debt securities the Atlas Strategic Income Fund invests in will have one or more types of investment risk: credit risk, interest rate risk or foreign exchange risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds. Interest rate risk refers to the fluctuations in value of debt securities resulting solely from the inverse relationship between price and yield of outstanding debt securities. An increase in prevailing interest rates will generally reduce the market value of debt securities, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of debt securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of these securities used to compute the Fund's net asset values. Foreign exchange rate risk refers to the change in value of the currency in which a foreign security the Fund holds is denominated against the U.S. dollar.


SPECIAL RISKS - HIGH YIELD, HIGH RISK, LOWER-RATED SECURITIES.


   As stated in the Prospectus, the corporate debt securities, in which the Atlas American Enterprise Bond and Strategic Income Funds will invest may be in the lower rating categories. The Fund may invest in securities rated as low as "C" by Moody's or "D" by Standard & Poor's. The fund's Subadviser will not rely solely on the ratings assigned by rating services and may invest, without limitation in unrated securities which offer, in the opinion of the Subadviser, comparable yields and risks as those rated securities in which the Fund may invest.

Risks of high yield securities may include: (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the Fund to be able to reinvest premature redemption proceeds only in lower yielding portfolio securities, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

REPURCHASE AGREEMENTS.

   Each underlying Atlas Fund, except the U.S. Treasury Money Fund, may engage in repurchase agreement transactions in portfolio securities with member banks of the Federal Reserve System with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be monitored by the Adviser or by a Fund's Subadviser to ensure that it at least equals at all times the total amount of the repurchase obligation, including interest.


   A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert these rights. Advisers, or the Subadviser if applicable, acting under the supervision of the Board of Trustees of the Atlas Funds, reviews, on an ongoing basis, the creditworthiness and the values of the collateral of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.


   A repurchase agreement is considered to be a loan collateralized by the underlying securities under the 1940 Act.

MORTGAGE SECURITIES.

   The U.S. Government and Mortgage Securities Fund invests substantially in mortgage-backed securities issued by FNMA and FHLMC. Mortgage-backed securities are backed by a pool of mortgage loans and provide a monthly payment of principal and interest, which is passed through as payments are made on the underlying mortgages. Additional payments may be made from unscheduled repayments of principal due to refinancing, sale or foreclosure of the underlying property.

   If interest rates decline, these prepayments tend to increase due to refinancing of mortgages. Therefore, the average life, or effective maturity of mortgage-backed securities, is normally shorter than the typical 30-year maturity of the underlying mortgages. Since the prepayment rate varies with market conditions, it is not possible to accurately anticipate what the average maturity of the portfolio will be. The yield of the Fund will be affected by reinvestment of prepayments at higher or lower rates than the original investment. Also, to the extent the Fund purchases mortgage securities at a premium, prepayments will result in some loss to the extent of the premium. Like other debt securities, mortgage related securities' values, including government related mortgage securities, fluctuate inversely in response to interest rates.


   Prompt payment of principal and interest on GNMA certificates is backed by the full faith and credit of the United States. FNMA guaranteed pass-through certificates and FHLMC participation certificates are supported by the credit of the issuing agency. The U.S. Government is not legally obligated to provide financial support to FNMA and FHLMC, but may do so in its discretion.


   The U.S. Government and Mortgage Securities and Strategic Income Funds may invest in other mortgage related debt obligations secured by mortgages on commercial or residential properties and may purchase securities known as "strips." Strips are securities from which the unmatured interest coupons have been "stripped" from the principal portion and sold separately. The Fund may invest in the principal portion or in the interest coupons of U.S. Government and mortgage securities or in receipts or certificates representing interests in stripped securities or interest coupons. The principal portion of a stripped security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity and its acquisition price. Mortgage-backed securities strips are subject to increased volatility in price due to interest rate changes, the risk that the security will be less liquid during demand or supply imbalances, and the risk that, due to unscheduled prepayments, the maturity date will be shorter than anticipated and reinvestment of the proceeds may only be possible at a lower yield.

   Privately issued mortgage related bonds and mortgage-backed securities are issued by financial institutions such as commercial banks, thrift institutions, mortgage bankers and securities broker-dealers. Mortgage related bonds are general obligation, fixed-income securities collateralized by mortgages. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") as authorized under the Internal Revenue Code. CMOs are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. CMOs may be issued by a U.S. Government agency such as FHLMC and collateralized by U.S. Government or government agency mortgage securities, or by private issuers and collateralized by U.S. Government and/or government agency mortgage securities or by privately issued mortgage securities.

   The U.S. Government and Mortgage Securities Fund generally invests in issues from Government Sponsored Enterprises like FNMA, and FHLMC. It may also invest in privately issued mortgage-related bonds and mortgage-backed securities. Private issuers include commercial banks, thrift institutions, mortgage bankers, and securities broker-dealers. Mortgage-related bonds are general obligation, fixed-income securities collateralized by mortgages. Mortgage-related bonds include collateralized mortgage obligations, which are secured by an underlying pool of mortgages or mortgage pass-through certificates and are structured to direct payments of interest and principal to different series or classes of the obligations.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS.

   In order to secure yields or prices deemed advantageous at the time, all underlying Atlas Funds may purchase or sell securities on a "when-issued" or "delayed delivery" basis. The Funds will not enter into such a transaction for the purpose of leverage. In such transactions delivery of the securities occurs beyond the normal settlement periods (generally within two months but not more than 120 days), but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that each Fund will be fully invested to the extent practicable. While when-issued or delayed delivery securities may be sold prior to the settlement date, a Fund will purchase such securities for the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

   At the time an underlying Atlas Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that the net asset value or income of their portfolios will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis.

   Due to fluctuations in the value of securities purchased on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities on a firm commitment basis can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

   When an underlying Atlas Fund engages in when-issued or delayed transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. A Fund will establish a segregated account consisting of cash, U.S. Government securities or other high-grade, liquid securities in an amount equal to the amount of its when-issued or firm commitment obligation. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

   When-issued transactions and forward commitments may be used by a Fund use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

DOLLAR REVERSE REPURCHASE AND REVERSE DOLLAR REVERSE REPURCHASE AGREEMENTS.

   The Atlas U.S. Government and Mortgage Securities Fund and the Atlas Strategic Income Fund may engage in dollar reverse repurchase and reverse dollar reverse repurchase agreements with respect to mortgage-backed securities. These agreements involve the purchase or sale by a Fund of securities that are substantially similar to those sold or purchased by the Fund upon the initiation of the transaction, as the case may be. For this purpose, "substantially similar" means that the securities are issued by the same U.S. Government agency or instrumentality, have the same original term to maturity, and have the same original rate of interest, but may be backed by different pools of mortgage obligations. Dollar reverse repurchase agreements are subject to the same risks and restrictions as described in the Prospectus with respect to reverse repurchase agreements. Reverse dollar reverse repurchase agreements are subject to the same risks and restrictions as described in "Repurchase Agreements" above with respect to repurchase agreements.

OPTIONS ON SECURITIES, INDICES AND CURRENCIES (ALL UNDERLYING ATLAS FUNDS, EXCEPT THE ATLAS MONEY MARKET FUND, ATLAS U.S. TREASURY MONEY FUND, ARE ELIGIBLE TO USE THE FOLLOWING OPTIONS).

1. PURCHASING PUT AND CALL OPTIONS ON SECURITIES.

   By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying security to the writer of the option at a fixed strike price. The option may give the Fund the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the writer the current market price for the option (known as an option premium).

   A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security at the strike price. The Fund may also terminate a put option position by effecting a "closing transaction" (i.e. selling an option of the same series as the option previously purchased) in the secondary market at its current price, if a liquid secondary market exists.

   Put options may be used by a Fund to hedge against losses on sales of securities. If securities prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses in its securities holdings. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option premium and transaction costs, the Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. At the same time, because the maximum the Fund has at risk is the option premium, purchasing put options offers potential profit from an increase in the value of the securities hedged.

A Fund may also purchase options whether or not it holds such securities in its portfolio. Buying a put option on an investment it does not own permits a Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the securities market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

   The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option's strike price. By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying security, but with risk limited to the cost of the option if securities prices fell. At the same time, the Fund could expect to suffer a loss if security prices did not rise sufficiently to offset the cost of the option. The value of debt securities underlying calls purchased by the Atlas Strategic Income Fund will not exceed the value of the portion of the

Fund's portfolio invested in cash or cash equivalents (i.e., securities with maturities of less than one year).

2. WRITING PUT AND CALL OPTIONS ON SECURITIES.

   When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying security if the other party to the option chooses to exercise it. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. Prior to exercise, the Fund may seek to terminate its position in a put option by effecting a closing purchase transaction with respect to the option in the secondary market (i.e. buying an option of the same series as the option previously written) at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its obligation.

   A Fund may write a put option as an alternative to purchasing a security. If the security's price rises, the Fund would expect the put to lapse unexercised and to profit from a written put option, although its gain would be limited to the amount of the premium it received. If the security's price remains the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If the security's price falls, the Fund would expect to suffer a loss. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. This loss should be less than the loss the Fund would have experienced from purchasing the underlying security directly (assuming the secondary market for the put option and the underlying security are equally liquid) because the premium received for writing the option should mitigate the effect of the price decline.

   Writing a call option obligates a Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, the Fund would give up some ability to participate in security price increases when writing call options.


   A Fund will only sell "covered" options where it owns an offsetting position or maintains cash or liquid securities with a sufficient value to meet its obligations. There is no limit on the amount of covered call options a Bond or Stock Fund may sell, but it may sell covered put options only to the extent that the cover does not exceed 25% of a Fund's net assets.


3. SECURITIES INDEX OPTION TRANSACTIONS.

   A Fund may buy or sell a securities index option at a fixed price. No securities actually change hands in these transactions. Instead, changes in the underlying index's value are settled in cash. The cash settlement amounts are based on the difference between the index's current value and the value contemplated by the contract. Most securities index options are based on broad-based indices reflecting the prices of a broad variety of securities, such as the Standard & Poor's 500

Composite Stock Price Index. Some index options are based on narrower industry averages or market segments.

   The Trust expects that an underlying Atlas Fund's options transaction will normally involve broad-based indices, though it is not limited to these indices. Since the value of index options depends primarily on the value of their underlying indices, the performance of broad-based indices will generally reflect broad changes in securities prices. A Fund, however, can invest in many different types of securities, including securities that are not included in the underlying indices of the options available to the Fund. In addition, a Fund's investments may be more or less heavily weighted in securities of particular types of issuers, or securities of issuers in particular industries, than the indices underlying its index options positions. Therefore, while a Fund's index options should provide exposure to changes in value of its portfolio securities (or protection against declines in their value in the case of hedging transactions), it is likely that the price changes of the Fund's index options positions will not match the price changes of the Fund's other investments.

4. COMBINED OPTION POSITIONS.

   A Fund may purchase and write options in combination to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying security, in order to construct a combined position with risk and return characteristics similar to those of selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close than single options transactions. Combined option positions will be subject to the same overall percentage limitation as other option strategies.

5. RISKS OF TRANSACTIONS IN OPTIONS.

   An option position may be closed out only on an exchange or market which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market will exist at any particular time for options purchased or written by a Fund. For some options no secondary market on an exchange may exist at all. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

   Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volumes; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

   In addition, options on indices are subject to certain risks that are not present with other options. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular instrument, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular instrument. In addition, index prices may be distorted or interrupted if trading of certain instruments included in the index is interrupted. If this occurred, a Fund would not be able to close out options which had been purchased or written by it and, if restrictions on exercise were imposed, might be unable to exercise an option being held, which could result in substantial losses to a Fund. However, it is the Funds' policy to purchase or write options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   The Funds may buy and sell over-the-counter puts and calls on securities and as well as listed options. Unlike listed option positions, positions in over-the-counter options may be closed out only with the other party to the options transaction. Such options transactions are subject to the additional risks that a Fund may be unable to close out a transaction with the other party when it wishes to do so, and that the other party to the transaction may default without the protection against default afforded by exchange clearing corporations with respect to listed options. The eligible Funds will enter into unlisted option transactions only with securities dealers which Advisers or the Subadviser believes to be of high credit standing and to maintain a liquid market for such options. Under certain conditions, the premiums a Fund pays for unlisted options and the value of securities used to cover such options written by the Fund are considered to be invested in illiquid assets for purposes of the investment restriction applicable to illiquid investments.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS (ALL UNDERLYING ATLAS FUNDS, EXCEPT THE MONEY MARKET FUND AND THE U.S. TREASURY MONEY FUND, ARE ELIGIBLE TO ENTER INTO THE FOLLOWING TRANSACTIONS).

1. INTEREST RATE FUTURES TRANSACTIONS.

   The underlying Atlas Funds may purchase or sell interest rate futures contracts in hedging transactions. When a Fund purchases a futures contract, it agrees to purchase the underlying instrument at a specified future date and price. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date and price.

   No consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker through which it entered into the contract an amount of cash or cash equivalents equal to approximately 5% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied by the Fund.

   Subsequent payments, known as "variation margin," to and from the Fund or the broker, as the case may be, must be made daily as the price of securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. These daily payments to account for valuation changes are a process known as "marking-to-market." If a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The party that has a gain is entitled to receive all or a part of this amount. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

   Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of a futures commission merchant ("FCM") that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Adviser, or Subadviser if applicable, will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

   The purpose of the acquisition or sale of a futures contract by an underlying Fund is to protect that Fund from fluctuations in rates on securities without actually buying or selling the securities. The value of portfolio securities will exceed the value of the futures contracts sold by the Fund, and an increase in the value of the futures contracts could only mitigate--but not totally offset--the decline in the value of the portfolio. Interest rate futures contracts are currently traded on the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange (CME) and the New York Futures Exchange. Among the securities on which interest rate futures contracts are currently based are long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA pass-through securities, three-month U.S. Treasury bills, municipal bond futures and ninety-day commercial paper.

2. SECURITIES INDEX FUTURES CONTRACTS.

   When a Fund purchases a securities index futures contract, it agrees to purchase the underlying index at a specified future date and price. When a Fund sells a securities index futures contract, it agrees to sell the underlying index at a specified future date and price.

   The majority of index futures are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss. If a Fund holds an index futures contract until the delivery date, it will pay or receive a cash settlement amount based on the difference between the index's closing price and the settlement price agreed upon when the contract was initiated.

   A Fund may purchase securities index futures contracts in an attempt to remain fully invested in the securities market. For example, if a Fund had cash and short-term securities on hand that it wished to invest in common stocks, but at the same time it wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations, it could purchase a stock index futures contract in order to participate in changes in stock prices. A Fund may also purchase futures contracts as an alternative to purchasing actual securities. For example, if a Fund intended to purchase stocks but had not yet done so, it could purchase a stock index futures contract in order to lock in current stock prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. In these strategies the Fund would use futures contracts to attempt to achieve an overall return similar to the return from the stocks included in the underlying index, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

   When a Fund wishes to sell securities, it may sell securities index futures contracts to hedge against securities market declines until the sale can be completed. For example, if a Fund anticipated a decline in common stock prices at a time when it anticipated selling common stocks, it could sell a futures index contract in order to lock in current market prices. If stock prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the anticipated loss in the common stocks the Fund had hedged in anticipation of selling them. The success of this type of strategy depends to a great extent on the degree of correlation between the index futures contract and the securities hedged. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit to the Fund.

3. OPTIONS ON FUTURES CONTRACTS.

   An option on a futures contract is an agreement to buy or sell the futures contract. Exercise of the option results in ownership of a position in the futures contract. Options on futures contracts may be purchased and sold by a Fund in the same manner as options on securities. Options on futures contracts may also be written by a Fund in the same manner as securities options, except that the writer must make margin payments to a futures commission merchant ("FCM") as described above with respect to futures contracts. The holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

4. RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES.

   There are risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of Advisers, or the Subadviser if applicable, to forecast movements in the direction of interest rates and/or market prices. These forecasts may involve skills and techniques that may be different from those involved in the management of the Funds. In addition, even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates and/or market prices.

   As noted above, price changes of the Fund's futures and options on futures positions may not be well correlated with price changes of its other investments because of differences between the underlying indices and the types of securities the Fund invests in. For example, if the Fund sold a broad-based index futures contract to hedge against a stock market decline while the Fund completed a sale of specific securities in its portfolio, it is possible that the price of the securities could move differently from the broad market average represented by the index futures contract, resulting in an imperfect hedge and potentially in losses to the Fund.

   Index futures prices can also diverge from the prices of their underlying indexes, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates and/or market prices, changes in volatility of the underlying index, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the futures contracts and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

   Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of up to seven days for some types of securities, the futures markets can provide liquidity superior to that of the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. Trading in index futures can also be halted if trading in the underlying index stocks is halted. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date, regardless of potential losses. If the Fund must continue to hold a futures position, its access to other assets held to cover the position could also be impaired.

Options on futures are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option. There is also a risk of imperfect correlation between the option and the underlying futures contract. Options on futures are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options which the Fund cannot terminate by exercise. In general, options with strike prices close to their underlying securities' current value will have the highest trading volume, while options with strike prices further away may be less liquid. The liquidity of options on futures may also be affected if exchanges impose trading halts, particularly when markets are volatile.

5. LIMITATIONS ON TRANSACTIONS IN FUTURES AND OPTIONS IN FUTURES.


The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" and is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. The Funds do not intend to enter into futures contracts or options on a futures contract that are not traded on exchanges or boards of trade.

   The underlying Funds' policies regarding futures contracts and options discussed in this Statement of Additional Information are not fundamental policies and may be changed as permitted by the appropriate regulatory agencies.

   Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures or options transactions, and proposals to increase the margin requirements for various types of strategies. It is impossible to predict what actions, if any, will result from these reviews at this time.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS.

   An underlying Atlas Fund eligible to participate in futures and options will not use leverage in its options and futures strategies. In the case of strategies entered into as a hedge, the Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. A Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and other liquid securities with a value sufficient to cover its potential obligations.

   An underlying Atlas Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside cash and liquid securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is open, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

SWAPS

1. INTEREST RATE SWAPS.

   The Atlas U.S. Government and Mortgage Securities Fund and the Atlas Strategic Income Fund may engage in interest rate swaps. An interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (in the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In many such transactions, the floating rate payments are tied to the London Interbank Offered Rate ("LIBOR"), which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

2. SWAP OPTIONS.

   The Atlas U.S. Government and Mortgage Securities Fund and the Atlas Strategic Income Fund may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American- style (exercisable during a designated period). The buyer of the right to pay fixed rate payments pursuant to a swap option is said to own a put. The buyer of the right to receive fixed rate payments pursuant to a swap option is said to own a call.

3. CAPS AND FLOORS.

   The Atlas U.S. Government and Mortgage Securities Fund and the Atlas Strategic Income Fund may also purchase or sell interest rate caps and floors. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly.

4. RISKS ASSOCIATED WITH SWAPS.

The risks associated with interest rate swaps and interest rate caps and floors are similar to those described previously with respect to over-the- counter options. In connection with such transactions, the underlying Atlas Fund involved relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the underlying Atlas Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

OTHER DERIVATIVE INVESTMENTS.

   As noted in the Prospectus, a "derivative investment" is an investment whose performance is limited to the performance of another investment or security. In addition to options and futures contracts described above, the S&P 500 Index, Strategic Income and Emerging Growth Funds can invest in different kinds of "derivative investments." One type of derivative the Atlas Strategic Income and Emerging Growth Funds may invest in is an "index-linked" note. On the maturity of this type of debt security, payment is made based on the performance of an underlying index, rather than based on a set principal amount as for a typical note. Another derivative investment the Funds may invest in is a currency-indexed security. These are typically short-term or intermediate-term debt securities. Their value at maturity or the interest rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This variety of index security offers the potential for greater income but at a greater risk of loss.


   Other derivative investments the Atlas Strategic Income and Emerging Growth Funds may invest in include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, such debt security is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the principal amount of the debt (because the price of the issuer's common stock is not as high as was expected). These Funds are not restricted to investing in the derivative investments described in the foregoing paragraphs, and may invest other derivative investments as they became available.


   Other risks of investing in derivatives are that the company issuing the derivative may not pay the amount due upon maturity, and that the underlying investment may not perform as expected. The funds will limit investment in derivatives that trade in the over-the-counter markets and may be illiquid.

SMALL, UNSEASONED COMPANIES.

   Each Stock Fund may invest in securities of small, unseasoned companies as well as those of large, well-known companies. In view of the limited liquidity and price volatility of the former, each Stock Fund, other then the Emerging Growth Fund, will not invest more than 5% of its assets at the time of purchase in securities of companies, including predecessors that have operated less than three years. The Emerging Growth Fund currently intends to invest no more than 10% of its assets in securities of such issuers, while reserving the right to so invest up to 20% of its assets. The securities of small, unseasoned companies may have a limited trading market, which might adversely affect a Fund's ability to dispose of such securities and can result in lower prices for such securities than might otherwise be the case. If other investors holding the same securities as a Fund sell them when the Fund attempts to dispose of its holdings, the Fund might receive lower prices than might otherwise be obtained, because of the thinner market for such securities.

CONVERTIBLE SECURITIES.

   Each Stock Fund and the Strategic Income Fund may invest in convertible securities, including both corporate bonds and preferred stocks. These securities are generally convertible into shares of common stock at a stated price or rate. The price of a convertible security varies inversely with interest rates and, because of the conversion feature, also normally varies with changes in price of the underlying common stock.

WARRANTS.

   Each Stock Fund and the Strategic Income Fund may invest up to 5% of its total assets in warrants, other than those that have been acquired in units or attached to other securities. Each Stock Fund may invest up to 2% of its assets in warrants that are not listed on the New York or American Stock Exchanges. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Those prices do not necessarily move in a manner parallel to the prices of the underlying securities. The price paid for a warrant will be foregone unless the warrant is exercised prior to its expiration. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES.

   Each underlying Atlas Fund (other than the U.S. Treasury Money Fund and the U.S. Government and Mortgage Securities Fund) may invest varying amounts of its assets in foreign securities which offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in the securities of foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by investing in securities in foreign stock markets that do not move in a manner parallel to U.S. markets. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency, but only in connection with currency futures and forward contracts and to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

   Because an underlying Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and its income available for distribution. In addition, although a portion of a Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country. Investing in foreign securities involves special additional risks and considerations not typically associated with investing in domestic securities of issuers traded in the U.S.:

   - reduction of income by foreign taxes;

   - fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage);

   - transaction charges for currency exchange;

   - lack of public information about foreign issuers;

   - lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers;

   - less volume on foreign exchanges than on U.S. exchanges;

   - greater volatility and less liquidity on foreign markets than in the U.S.;

   - less regulation of foreign issuers, stock exchange and brokers than in the U.S.;

   - greater difficulties in commencing lawsuits against foreign issuers than U.S. issuers;

   - higher brokerage commission rates and custodial costs than in the U.S.;

   - increased risks of delays in settlement or portfolio transactions or loss of certificates evidencing portfolio securities;

   - possibilities in some countries of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and

   - differences between the U.S. economy and foreign economies.

   In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions may be re-imposed.

   The underlying Atlas Funds may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Each Fund accordingly treats these foreign securities as subject to the 10% overall limitation on investment in illiquid securities.

DEBT SECURITIES OF FOREIGN GOVERNMENTS AND COMPANIES.

   The Atlas Strategic Income Fund may invest in debt obligations and other securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain "supranational entities" (described below) and foreign governments or their agencies or instrumentalities, and in debt obligations and other securities issued by U.S. corporations denominated in non-U.S. currencies. The types of foreign debt obligations and other securities in which the Fund may invest are the same types of debt obligations identified under "Debt Securities of U.S. Companies," below.

   The percentage of the Strategic Income Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged by the Subadviser on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

   The Strategic Income Fund may invest in U.S. dollar-denominated foreign securities referred to as "Brady Bonds." These are debt obligations of foreign entities that may be fixed-rate par bonds or floating-rate discount bonds and are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. However, the Fund may also invest in uncollateralized Brady Bonds. Brady Bonds are generally viewed as having three or four valuation components:

   - any collateralized repayment of principal at final maturity;

   - the collateralized interest payments;

   - the uncollateralized interest payments; and

   - any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute what is referred to as the "residual risk" of such bonds).

   In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

   The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of "supranational entities" include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

   Since investments in companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries, and since a portion of the assets of each underlying Atlas Fund (other than the U.S. Treasury Money Fund and the U.S. Government and Mortgage Securities Fund) may temporarily be held in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may conduct its foreign currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). It will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The underlying Funds do not intend to speculate in foreign currency exchange rates or forward contracts.

   A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   When an underlying Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

   When the Adviser, or a Fund's Subadviser, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The protection of such a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the longer term investment decisions made with regard to overall diversification strategies.

   However, the Company believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

   A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

   If a Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date a Fund enters into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   It is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

   Each underlying Atlas Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Subadviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

   Each underlying Atlas Fund's dealings in forward foreign currency contracts will be limited to the transactions described herein. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by Advisers or the Subadviser. It also should be realized that this method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

   The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, Advisers or the Subadviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

LOANS OF PORTFOLIO SECURITIES.

   Each underlying Atlas Fund may lend its portfolio securities to attempt to increase a Fund's income to distribute to shareholders or for liquidity purposes. Under applicable requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. The Fund receives an amount equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, director, employee or affiliate of the Atlas Funds, Advisers or the Subadviser. The terms of each Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

BORROWING.

   From time to time, the Atlas Global Growth Fund, the Atlas Strategic Income Fund, the Atlas Strategic Growth Fund and the Atlas Emerging Growth Fund may each increase its ownership of securities by borrowing from banks on an unsecured basis and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made by a Fund only from banks, and pursuant to the requirements of the 1940 Act, will be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirements and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Borrowing for investment increases both investment opportunity and risk. Since substantially all of a Fund's assets fluctuate in value whereas borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value per share will tend to increase and decrease more when its portfolio assets fluctuate in value than would otherwise be the case.

ILLIQUID AND RESTRICTED SECURITIES.

   As a matter of operating policy, each of the Funds and the Portfolio will limit investment in illiquid assets to no more than 10% of total assets. The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by a Fund pursuant to Rule 144A) may be negotiated by a Fund at the time such securities are purchased by the Fund. When such registration is required before such securities may be sold, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund would bear the risks of any downward price fluctuation during that period. A Stock Fund also may acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Fund at a time when such sale would be desirable and might lower the amount realizable upon the sale of such securities.

ZERO COUPON SECURITIES.

   The underlying Atlas Funds (other than the U.S. Treasury Money Fund) may invest in zero coupon securities issued by the U.S. Treasury or by corporations. Zero coupon Treasury securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts, or (ii) certificates representing interests in such stripped debt obligations or coupons. Corporate and municipal zero coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debenture that pay no current interest until a stated date one or more years in the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance. Such zero coupon securities, in addition to being subject to the risks identified below, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

   Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to a greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Because a Fund accrues taxable income from these securities without receiving cash, such Fund may be required to sell portfolio securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. A Fund might also sell portfolio securities to maintain portfolio liquidity. In either case, cash distributed or held by a Fund and not reinvested in Fund shares will hinder the Fund in seeking current income.

DEBT SECURITIES OF U.S. COMPANIES.

   The Atlas Strategic Income Fund's investments in fixed-income securities issued by domestic companies and other issuers may include debt obligations (bonds, debentures, notes, mortgage-backed and asset-backed securities and CMOs) as well as preferred stocks.

   The risks attendant to investing in high-yielding, lower-rated bonds are described above. If a sinking fund or callable bond held by the Fund is selling at a premium (or discount) and the issuer exercises the call or makes a mandatory sinking fund payment, the Fund would realize a loss (or gain) in market value; the income from the reinvestment of the proceeds would be determined by current market conditions, and investment of that income may occur at times when rates are generally lower than those on the called bond.

PREFERRED STOCKS.

   The underlying Atlas Stock Funds may invest in preferred stocks. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the prices of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends on common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

PARTICIPATION INTERESTS.

   The Atlas Strategic Income Fund may invest in participation interests, subject to the limitation, described in "What are the Portfolio's Investment Limitations?" in the Prospectus, on investments by the Fund in illiquid investments. Participation interests represent an undivided interest in or assignment of a loan made by the issuing financial institution. No more than 5% of the Fund's net assets may be invested in participation interests of the same issuing financial institution. Participation interests are primarily dependent upon the financial strength of the borrower, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. Such borrowers may have senior securities rated as low as "C" by Moody's or "D" by Standard & Poor's. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or might suffer a loss of principal and/or interest. The Fund's Subadviser has set certain creditworthiness standards for issuers of loan participation and monitors their creditworthiness.

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ASSET-BACKED SECURITIES.

   These securities, issued by trusts and special purpose corporations, are backed by pools of assets, primarily automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans and underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

SHORT SALES AGAINST-THE-BOX.

   In such short sales, while the short position is open, the underlying Atlas Stock Fund must own an equal amount of the securities sold short, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out.

FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS.


   The underlying Atlas Funds may purchase floating rate and variable rate obligations, including participation interests therein. The S&P 500 Index Fund will not invest more than 10% of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by the Investment Adviser or Subadviser, be equivalent to the quality standard prescribed for the Fund. The maturity of floating and variable rate obligations is equal to the period during which a particular rate is in effect, or, if longer, the period required to demand payment of the obligation.


The Funds may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives the purchaser an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). A Fund holding a participation interest has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the underlying obligation, plus accrued interest.

THE S&P 500 INDEX FUND AND S&P 500 INDEX MASTER PORTFOLIO

   Neither the Fund nor the Master Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the Fund, the Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund's shares or the timing of the issuance or sale of the Fund's shares or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund's shares.

   S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

MASTER/FEEDER STRUCTURE


   The S&P 500 Index Fund seeks to achieve its investment objective by investing all of its assets into the Master Portfolio. The fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Portfolio itself is unable to meet its obligations. Accordingly, the Company's Board of Trustees believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

   The Fund may withdraw its investment in the Master Portfolio only if the Company's Board of Trustees determines that such action is in the best interests of such Fund and its shareholders. Upon any such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described herein with respect to the Master Portfolio.

The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Board of Trustees of the Company will determine whether to hold a meeting of its shareholders to consider such matters. If such a meeting is held, the Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If no meeting is held, the Fund will cast its votes in the proportion to the votes cast of all other shareholders of the Master Portfolio.


   Certain policies of the Master Portfolio which are non-fundamental may be changed by a vote of the majority of the Master Portfolio's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental polices are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund also may elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholder's investments in the Fund. The Fund will provide shareholders with 30 days written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

INVESTMENT COMPANIES.

   The S&P 500 Index Fund may invest in securities issued by other open-end management investment companies, including investment companies that are affiliated with the S&P 500 Index Fund and its advisor, Barclays Global Fund Advisors ("BGFA") and, respectively, the Atlas Funds and its advisor Atlas Advisers, Inc., to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the S&P 500 Index Fund or any Atlas Fund, total assets with respect to any one investment company and (iii) 10% of the S&P 500 Index Fund's total assets with respect to all such companies in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The S&P 500 Index Fund may also purchase shares of exchange-listed closed-end funds to the extent permitted under the 1940 Act.

   Also please note that the risks inherent with each of the underlying mutual funds included in the Fund of Funds continue to be borne by a stockholder in their respective weighting within that portfolio.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Portfolio has adopted the following fundamental investment policies and investment restrictions in addition to the policies and restrictions discussed in the Prospectus. The policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of the Portfolio (which is defined in the 1940 Act) to mean the lesser of (i) 67% or more of the outstanding voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the Portfolio. These restrictions provide that the Portfolio may not:

       (1) Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in the underlying Atlas Funds or other registered investment companies) if with respect to 75% of the Portfolio's assets, as a result, more than 5% of the value of such assets of the Portfolio would be invested in the securities of any one issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer.

       (2) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Portfolio's investments in that industry would exceed 25% of the current value of the Portfolio's total assets, provided that there is no limitation with respect to investments in (i) other investment companies; (ii) obligations of the United States Government, its agencies or instrumentalities; and (iii) obligations of domestic banks. For purposes of this policy, the Portfolio has adopted the industry classification set forth in the Appendix to this Statement of Additional Information which may be amended from time to time without shareholder approval.

       (3) Invest in companies for the purpose of exercising control or management.

       (4) Purchase or sell real estate or real estate limited partnership interests; provided, however, that the Portfolio may invest in an underlying Atlas Fund that invests in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

       (5) Purchase or sell commodities or commodities contracts or interests in oil, gas or other mineral exploration or development programs, provided, however, that the Portfolio may invest in an underlying Atlas Fund that may purchase and sell interest rate futures contracts and related options, stock index futures contracts and related options and forward foreign currency contracts.

       (6) Mortgage, pledge or in any other manner transfer, as security for any indebtedness, any of its assets; provided that this restriction shall not apply to the transfer of securities in connection with a permissible borrowing. For purposes of this restriction, (a) the deposit of assets in escrow or a segregated account in connection with the writing of covered put or call options, the purchase of securities on a when-issued or delayed-delivery basis, or the undertaking of another investment technique utilizing a cover or segregated account arrangement by an underlying Atlas Fund, and
       (b) collateral arrangements with respect to (i) the purchase and sale of options on securities and options on indexes and (ii) initial or variation margin for futures contracts by an underlying Atlas Fund will not be deemed to be pledges of the Portfolio's assets.

       (7) Purchase securities on margin or effect short sales, except that the Portfolio may invest in an underlying Atlas Fund that may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and may make margin payments in connection with futures contracts and related options and the underlying Atlas Stock Funds may effect short sales against-the-box.

       (8) Engage in the business of underwriting securities issued by others, except to the extent that it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of the Portfolio's securities.

       (9) Make loans to any person or firm; provided, however, that the acquisition for investment of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan; and provided further that a Portfolio may enter into repurchase agreements and may make loans of portfolio securities.

       (10) Purchase from or sell portfolio securities to its officers, directors or other "interested persons" (as defined in the 1940 Act) (other than otherwise unaffiliated brokers and the underlying Atlas Funds) of the Portfolio or of the Trust.

       (11) Borrow money, except from banks for temporary or emergency purposes not in excess of 33 1/3% of the value of the Portfolio's total assets. The Portfolio will not purchase securities if such borrowings are outstanding in excess of 5% of the value of the Portfolio's total assets. In the event that the asset coverage for the Portfolio's borrowings falls below 300%, the Portfolio will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.

       (12) Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

   If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values will not be considered a violation of Portfolio investment policies or restrictions.

                               PORTFOLIO TURNOVER

   For reporting purposes, the Portfolio calculates its portfolio turnover rate by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Portfolio during the fiscal year. In determining portfolio turnover, the Portfolio excludes all securities whose maturities at the time of acquisition were one year or less. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Portfolio (other than short-term money market securities) were replaced once during the fiscal year.

   The Portfolio will purchase or sell securities to: (i) accommodate purchases and sales of the Portfolio's shares; (ii) change the percentages of the Portfolio's assets invested in each of the underlying Atlas Funds in response to market conditions; and (iii) maintain or modify the allocation of the Portfolio's assets among the underlying Atlas Funds within the percentage limits described in the Prospectus.


Portfolio Turnover Rate:



YEAR ENDED DECEMBER 31,                  RATE
-----------------------                  ----
2000                                     56.11%
2001                                     57.33%
2002                                     61.71%
2003                                     37.26%


                             MANAGEMENT OF THE TRUST

ORGANIZATION.

   Atlas Insurance Trust (the "Trust") is an open-end, management investment company, or mutual fund, offering a choice of investment portfolios or funds to investors through the purchase of the Atlas Portfolio Builder variable annuity contracts issued by Transamerica Life Insurance Company ("Transamerica Life"). The Trust currently consists of one investment portfolio, the Atlas Balanced Growth Portfolio (the "Portfolio"). The Portfolio is a "nondiversified" investment company for purposes of the 1940 Act because it invests in the securities of a limited number of mutual funds. However, the underlying Atlas Funds are diverisified investment companies.

   When you purchase an Atlas Portfolio Builder variable annuity contract, you may allocate all or a portion of your premium payments to the Portfolio as an investment option under such contract. The Atlas Portfolio Builder, in turn, places orders to purchase and redeem shares of the Portfolio based on the amount of premium payments to be invested and surrender and transfer requests to be effected on that date.

   The Trust is governed by a Board of Trustees. The Board of Trustees meets periodically throughout the year and supervises the business activities of the Trust, which include the hiring and supervision of professionals to administer the Portfolio, approval of contracts, election of officers, and approval of auditor selection and reports. The Trustees bring to the Portfolio extensive experience in investments, financial services management, economics, and accounting. Their primary responsibility in overseeing the Portfolio is to serve the investors' best interests.

   The Trust was organized as a business trust under the laws of Delaware on October 23, 1996. The Trust may issue an unlimited number of shares of beneficial interest all having no par value. Since the Trust may offer multiple investment Portfolios, it is known as a "series company." Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio. Shares are fully paid and nonassessable when issued, and have no preemptive or conversion rights. The Trust is not required to hold annual shareholders' meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory contract. If shares of more than one Portfolio are outstanding, shareholders will vote by Portfolio and not in the aggregate except when voting in the aggregate is permitted under the 1940 Act, such as for the election of trustees. The Board of Trustees may authorize the issuance of additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions.


TRUSTEES AND OFFICERS.

   The Trustees and principal officers of the Trust, their business addresses, positions held, length of time served, principal occupations for the past five years, other directorships held and number of funds overseen by each Trustee are set forth in the following table.

TRUSTEES WHO ARE "INTERESTED PERSONS" OF THE TRUST



                                                                                      NUMBER OF
                                              TERM OF            PRINCIPAL          PORTFOLIOS IN
                            POSITION(S)      OFFICE AND         OCCUPATION(S)        FUND COMPLEX       OTHER
   NAME, ADDRESS, AND        HELD WITH       LENGTH OF          DURING PAST 5        OVERSEEN BY     DIRECTORSHIPS
          AGE                  FUND         TIME SERVED            YEARS              TRUSTEE(4)    HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Marion O. Sandler,         Trustee          Since 9/1997    Chairman of the         seventeen       Atlas Funds
73 (1)                                                      Board and Chief
1901 Harrison Street       President and    Since 9/1997    Executive Officer of
Oakland, CA 94612          Chief                            World Savings Bank,
                           Executive                        FSB ("World
                           Officer          Term:           Savings"), Golden
                                            Continuous      West Financial
                                                            Corporation
                                                            ("GWFC"), Atlas
                                                            Securities, Inc.
                                                            ("Distributor") and
                                                            Atlas Advisers, Inc.
                                                            ("Adviser")
Russell W. Kettell, 59     Trustee          Since 9/1997    President of GWFC       seventeen        Atlas Funds
(1)                                         Term:           and Senior Executive
1901 Harrison Street                        Continuous      Vice President of
Oakland, CA 94612                                           World Savings

TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE TRUST



                                                                                      NUMBER OF
                                              TERM OF                               PORTFOLIOS IN
                                             OFFICE AND          PRINCIPAL              FUND            OTHER
                            POSITION(S)      LENGTH OF          OCCUPATION(S)          COMPLEX       DIRECTORSHIPS
     NAME, ADDRESS,         HELD WITH           TIME            DURING PAST 5        OVERSEEN BY        HELD BY
        AND AGE               FUND             SERVED              YEARS              TRUSTEE(4)       TRUSTEES
--------------------------------------------------------------------------------------------------------------------
Barbara A. Bond, 57        Trustee          Since 9/1997    Certified Public        seventeen       Atlas Funds
(2) (3) (5)                                 Term:           Accountant/Tax
794 Davis Street                            Continuous      Partner of Hood &
San Leandro, CA                                             Strong LLP
94577-6900

Daniel L. Rubinfeld,       Trustee          Since 3/1999    Professor of Law and    seventeen       Atlas Funds
58 (2) (5)                                  Term:           Professor of
794 Davis Street                            Continuous      Economics,
San Leandro, CA                                             University of
94577-6900                                                  California,
                                                            Berkeley.

David J. Teece, 55 (2)     Trustee          Since 9/1997    Professor, Haas         seventeen       Atlas Funds,
794 Davis Street                            Term:           School of Business                      LECG Corp.: a
San Leandro, CA                             Continuous      and Director,                           professional
94577-6900                                                  Institute of                            services firm
                                                            Management,
                                                            Innovation and
                                                            Organization,
                                                            University of
                                                            California, Berkeley



PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES



                                            TERM OF OFFICE
 NAME, ADDRESS, AND     POSITION(S) HELD    AND LENGTH OF
       AGE                 WITH FUND         TIME SERVED        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Joseph M. O'Donnell,    Vice President,    Since 10/2001      October 2001 to present - Vice President, Chief
49                      Chief Legal                           Legal Counsel, Chief Compliance Officer and
794 Davis Street        Counsel, Chief     Term of Offices:   Secretary of the Company, the Trust, the Adviser
San Leandro, CA         Compliance         Continuous         and the Distributor; August 1999 - May 2001 -
94577                   Officer and                           Chief Operating Officer and General Counsel of
                        Secretary                             Matthews International Capital Management, LLC,
                                                              San Francisco, CA; 1997 - 1999 - Vice
                                                              President/Legal of SEI Investments Co., Inc.,
                                                              Oaks, PA

Gene Johnson, 51        Vice President     Since 1/2000       January 2000 to present - Vice President of the
794 Davis Street        and Treasurer      Since 7/1998       Company, the Trust and the Adviser; July 1998 to
San Leandro, CA                                               present - Treasurer of the Company and the
94577                                      Term of Offices:   Trust; July 1998 - December 1999 - Assistant
                                           Continuous         Vice President of the Company and the Trust

(1) Trustee or officer who is an "interested person" of the Trust due to his affiliation with the Trust's investment manager.
(2) Member of the Contracts Committee and Audit Committee.
(3) In her capacity as a Partner of Hood & Strong, Ms. Bond prepares tax returns for Mrs. Sandler and her husband and a private foundation which they have established. Fees for such work are paid to Hood & Strong and are not material.
(4) Includes the portfolios of Atlas Funds (16) and Atlas Insurance Trust (1).
(5) Member of the Nominating Committee.

COMMITTEES OF THE BOARD

   The Trust has an Audit Committee comprised of Ms. Bond, who serves as Chair, and Messrs Rubinfeld and Teece, all independent members of the Board. The function of the Audit Committee is the oversight of the Company's accounting and financial reporting policies and practices, its internal controls and the internal controls of the Trust's principal service providers. The Audit Committee acts as a liaison between the Trust's independent auditors and the full Board of Trustees. There were four Committee meetings during 2003.

   The Trust has a Contracts Committee comprised of Mr. Rubinfeld, who serves as Chair, Ms. Bond and Mr. Teece, all independent members of the Board. The Contract Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Company and its investment adviser or its affiliates, such as the investment advisory contracts, principal underwriting agreement, and plans of distribution under Rule 12b-1, that the Trust may enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Trustees on these matters. The Contracts Committee met once during 2003.


   The Trust has a Nominating Committee comprised of Ms. Bond as Chair and Mr. Rubinfeld, both independent members of the Board. The Nominating Committee's functions are to evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent trustee skills and characteristics, identify and screen trustee candidates for appointment to the Board, and submit final recommendations to the full Board for approval, review independent trustee compensation at least every two years, and expense reimbursement policies as appropriate, review memoranda prepared by independent legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of trustees or raise concerns regarding potential conflicts of interest, and make recommendations to the full Board concerning the appointment of independent trustees to the Board's committees and, if considered desirable, the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.

OWNERSHIP OF COMPANY SHARES

TRUSTEES WHO ARE "INTERESTED PERSONS" OF THE TRUST



                                                                            AGGREGATE DOLLAR RANGE OF
                                                                             EQUITY SECURITIES IN ALL
                                                                              REGISTERED INVESTMENT
                                                                              COMPANIES OVERSEEN BY
                                                                              TRUSTEES IN THE ATLAS
                        DOLLAR RANGE OF EQUITY SECURITIES IN A FUND AS OF     FAMILY OF INVESTMENT
NAME OF TRUSTEE                             12/31/03                        COMPANIES AS OF 12/31/03
-------------------------------------------------------------------------------------------------------
Marion O. Sandler       Growth Opportunities - over $100,000                       Over $100,000
                        U.S. Treasury Money Market- $1 - $10,000
                        CA Municipal Money Market - over $100,000
                        Strategic Growth - $10,001- $50,000
                        Global Growth - over $100,000
                        Strategic Income - $50,001- $100,000
                        Emerging Growth - over $100,000
                        S&P 500 - $50,001 - $100,000

Russell W. Kettell      U.S. Treasury Money Market - $1 - $10,000                   $1 - $10,000



TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE TRUST



                                                                            AGGREGATE DOLLAR RANGE OF
                                                                             EQUITY SECURITIES IN ALL
                                                                              REGISTERED INVESTMENT
                                                                              COMPANIES OVERSEEN BY
                                                                              TRUSTEES IN THE ATLAS
                        DOLLAR RANGE OF EQUITY SECURITIES IN A FUND AS OF     FAMILY OF INVESTMENT
NAME OF TRUSTEES                            12/31/03                        COMPANIES AS OF 12/31/03
-----------------------------------------------------------------------------------------------------
Barbara A. Bond         Growth Opportunities - $1 - $10,000                     $10,001 - $50,000
                        U.S. Govt. & Mortgage Securities - $1 - $10,000

Daniel L. Rubinfeld     Growth Opportunities - over $100,000                      Over $100,000
                        CA Municipal Money Market - over $100,000
                        U.S. Gov't & Mortgage Securities - $10,001 -
                        $50,000

David J. Teece          None                                                           None

   The following table sets forth the aggregate compensation paid by the Atlas Funds and the Trust for the Trust's fiscal year ended December 31, 2003 to the Trustees of the Atlas Funds that are not affiliated with Advisers (the same persons serve as the unaffiliated Trustees of the Trust) and the aggregate compensation paid to such Trustees for service on the Atlas Funds' Board and that of all other funds in the "company complex" (including the Trust), as defined in Schedule 14A under the Securities Exchange Act of 1934:



                                                PENSION OR
                                                RETIREMENT                         TOTAL
                                                 BENEFITS                       COMPENSATION
                                                ACCRUED AS      ESTIMATED       FROM COMPANY
                                  AGGREGATE      PART OF     ANNUAL BENEFITS    AND COMPANY
                                 COMPENSATION    COMPANY          UPON          COMPLEX PAID
NAME                             FROM COMPANY    EXPENSES      RETIREMENT       TO TRUSTEES
--------------------------------------------------------------------------------------------
TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE TRUST
Barbara A. Bond                      $ 431         None            N/A              $ 43,100(17)*

Daniel L. Rubinfeld                  $ 397         None            N/A              $ 39,700(17)*

David J. Tecce                       $ 366         None            N/A              $ 36,600(17)*

TRUSTEES WHO ARE "INTERESTED PERSONS" OF THE TRUST
Marion O. Sandler                     None         None            N/A                  None

Russell W. Kettell                    None         None            N/A                  None

*Indicates total number of funds in Company Complex



CODE OF ETHICS

   The Trust, the Adviser and the Distributor have adopted a joint code of ethics under rule 17j-1 of the 1940 Act. Boston Safe Advisers, Inc., Madison Investment Advisers, Inc., OppenheimerFunds, Inc., Pilgrim, Baxter & Associates, Ltd., and Turner Investment Partners, Inc., the Sub-Advisers to the underlying Atlas Funds, also have each adopted codes of ethics under rule 17j-1 of the 1940 Act which have been approved by the Board of Trustees of the Trust. These codes of ethics permit personnel who are subject to the codes to invest in securities, including securities that may be purchased or held by the underlying Atlas Funds subject to certain pre-clearance, reporting and other requirements.

PROXY VOTING PROCEDURES

   The Trust has delegated proxy voting responsibilities for securities held by the funds to the Adviser and the underlying Atlas Funds' Sub-Advisers, as applicable, subject to the Board's general oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with each underlying Atlas Fund's and its shareholders best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser and the underlying Atlas Funds' Sub-Advisers have adopted their own proxy voting policies and guidelines for this purpose (collectively, the "Proxy Voting Procedures"). The Proxy Voting Procedures address, among other things, material conflicts of interest that may arise between the interests of a Fund and the interests of the Adviser, the underlying Atlas Funds' Sub-Advisers and their affiliates. The Proxy Voting Procedures are provided in Appendix B of this SAI.

   On or after August 30, 2004, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 1-800-933-2852 toll-free or on the Company's website at www.atlasfunds.com; and
(2) on the SEC's website at www.sec.gov.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2004, Transamerica Life Insurance Company, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-001, an Iowa corporation and the issuer of the Atlas Portfolio Builder variable annuity contracts, owned of record an aggregate of approximately 99.21% of the outstanding shares of the Portfolio. As of that date, Golden West Financial Corporation, 1901 Harrison Street, Oakland, CA 94612, a Delaware corporation and sole shareholder of the Adviser and the Distributor, owned beneficially and of record an aggregate of approximately 0.79% of the outstanding shares of the Portfolio, and none of the officers and trustees owned any of the shares of the Portfolio.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES


     The Adviser, a wholly owned subsidiary of Golden West Financial Corporation, serves as the investment manager/administrator to the Trust. Golden West Financial Corporation is a New York Stock Exchange listed savings and loan holding company headquartered in Oakland, California. The Trust has entered into an Investment Management Agreement with the Adviser dated August 6, 1997 (the "Management Agreement"), which was last approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, at a meeting held on November 21, 2003.

   Pursuant to the Management Agreement, the Portfolio pays the Adviser a fee at an annual rate of 0.25% of the Portfolio's average daily net assets. The Portfolio is responsible for its own operating expenses including, but not limited to: transfer agent, custodian, legal, and auditing fees and expenses; compensation of Trustees who are not interested persons of Advisers; taxes, if any; costs and expenses of calculating its daily net asset value, accounting, bookkeeping, and recordkeeping required under the 1940 Act; insurance premiums; trade association dues; fees and expenses of registering and maintaining registration of its shares for sale under federal and applicable state securities laws; all costs associated with shareholders' meetings and the preparation and dissemination of proxy materials which are appropriately allocable to the Portfolio; printing and mailing prospectuses, statements of additional information, and reports to existing shareholders; and other expenses relating to the Portfolio's operations. As stated in the Prospectus, Advisers has agreed to reduce its fee and assume expenses of the Portfolio to the extent necessary to limit the Portfolio's total direct operating expenses to an annual rate of 0.50%. For the fiscal year ended December 31, 2003, the Adviser received no fees from the Portfolio.


   The Management Agreement with respect to the Portfolio is for an initial term of two years and may be renewed from year to year afterwards, provided that any such renewal has been specifically approved at least annually by (i) the majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, or (ii) the vote of a majority of trustees who are not parties to the Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Management Agreement also provides that either party thereto has the right with respect to any Portfolio to terminate it without penalty, upon 60 days written notice to the other party, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


   The directors and officers of the Adviser are: Marion O. Sandler (Director, President and Chief Executive Officer), James H. Hubbell (Director), W. Lawrence Key (Director), Matthew L. Sadler (Senior Vice President), Joseph M. O'Donnell (Vice President, Chief Legal Counsel and Secretary), Mary Jane Fross (Vice President and Controller), and Gene Johnson (Vice President and Treasurer)


PORTFOLIO MANAGERS FOR THE UNDERLYING ATLAS FUNDS.


- Tim Stare, Vice President of World Savings, is portfolio manager for the MONEYMARKET FUND, the U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND and the U.S. TREASURY MONEY FUND. Mr. Stare has had extensive experience managing mortgage-backed and mortgage-related securities, money market instruments, bonds, and other debt obligations.

- The GROWTH OPPORTUNITIES FUND is managed by two investment teams, each solely managing one component of the fund--either Growth or Value. The total team of 20 is comprised of analysts, sector specialists and portfolio managers. The lead Portfolio Manager on the fund is Christopher Leavy, a Senior Vice President of OppenheimerFunds. Mr. Leavy has managed the fund sinceOctober 1, 2000. From 1997 to 2000, Mr. Leavy was a member of the investment team at Morgan Stanley Investment Management, where he led the management of approximately $6 billion in large cap equities and also managed a $900 million small cap mutual fund. From 1995 to 1997, Mr. Leavy worked at Crestar Asset Management as an analyst and a portfolio manager.


- William L. Wilby has been responsible for managing the GLOBAL GROWTH FUND since inception on April 15, 1996. During the past five years, Mr. Wilby, a Senior Vice President and Portfolio Manager of OppenheimerFunds, has served as an officer and portfolio manager for various funds managed by OppenheimerFunds. Previously, he was an international investment strategist at Brown Brothers, Harriman & Co.


- Arthur P. Steinmetz has been responsible for managing the STRATEGIC INCOME FUND since inception on May 20, 1996. During the past five years, Mr. Steinmetz, a Senior Vice President and Portfolio Manager of OppenheimerFunds, has served as an officer and portfolio manager of various funds managed by OppenheimerFunds.


- Raymond J. McCaffrey, a Portfolio Manager with Pilgrim Baxter & Associates, Ltd., has been responsible for managing the VALUE FUND since its inception on May 1, 2002. Prior to joining Pilgrim Baxter in 1997, Mr. McCaffrey was a Vice President, Technology Analyst and Portfolio Manager at Pitcairn Trust Company for approximately two years. He held earlier positions as an investment analyst at Cypress Capital Management, Independence Capital Management and Fidelity Bank.

- The S&P 500 Index Fund does not have its own investment adviser, rather it invests all of its assets in the Master Portfolio which is advised by Barclays Global Fund Advisors. Unlike many actively managed funds, there is no single portfolio manager who makes investment decisions for the Master Portfolio. Rather, the Portfolio follows an objective and consistent process in attempting to track the S&P 500 Index.

- The AMERICAN ENTERPRISE BOND FUND, BALANCED FUND and STRATEGIC GROWTH FUND are managed by the Equity Team and the Fixed Income Team, as appropriate, of Madison Investment Advisors, Inc.

PRINCIPAL UNDERWRITING AGREEMENT.


   As described in the Prospectus, the Trust has adopted a Principal Underwriting Agreement with the Distributor, which serves as the sole underwriter and distributor of the Portfolio's shares. No commissions are paid with respect to sales of the Portfolio's shares.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

   The investment transactions of the Portfolio are expected to consist exclusively of purchases and redemptions of shares of the underlying Atlas Funds. Such purchases and redemptions will be effected directly with the underlying Funds' transfer agent, at the then current net asset values of the underlying Funds, without the use of broker-dealers. Accordingly, the Portfolio does not anticipate incurring any brokerage commissions.

                        DETERMINATION OF NET ASSET VALUE


   The price to be paid by an investor for shares of the Trust, after receipt by the Funds' Shareholder Services Agent (the "Agent") of a request in good order, is the next determined net asset value per share which the Trust calculates once daily as of the close of regular trading (normally 4:00 p.m., New York time) each business day the New York Stock Exchange ("NYSE") is open for unrestricted trading. The NYSE is currently scheduled to be closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.

STOCK AND BOND FUNDS.

   In determining the net asset value per share of each underlying Stock Fund and Bond Fund, the fair value of all securities, determined as described below, is added to the fair value any other assets to arrive at total assets. The Trust's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained. The net asset figure obtained as described above is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share. For purposes of determining the net asset value per share of each underlying Stock Fund, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars last quoted by any major bank and any changes in the value of forward contracts are included in the determination of net asset value.

   The Company values fixed-income portfolio securities including U.S. Treasury obligations, and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks or savings and loan associations, commercial paper, corporate short-term notes and other short term investments with original or remaining maturities in excess of 60 days at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. In circumstances where the Adviser [or Sub-Adviser] deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Company amortizes to maturity all securities with 60 days or less to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, based on the value determined on the 61st day.

   The Company deems the maturities of variable or floating rate instruments, or instruments which the Trust has the right to sell at par to the issuer or dealer, to be the time remaining until the next interest rate adjustment date or until they can be resold or redeemed at par.

   The Company values equity securities listed or traded on an exchange at their last sales price on the exchange where the security is principally traded. Lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices, based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the NASDAQ "Official Closing Price" if approved by the Board. These procedures need not be used to determine the value of debt securities owned by the Trust if, in the opinion of the Board of Trustees some other method (e.g. the mean between closing over-the-counter bid and asked prices in the case of debt instruments traded on an exchange) would more accurately reflect their fair value. A security which is listed or traded on more than one exchange is valued at the quotation of the exchange determined by the Adviser to be the primary market for such security. Shares of open end investment companies are valued at net asset value per share. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board.

   Securities for which market quotes are not readily available and all other securities and other assets of the Trust are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. These procedures provide a number of factors to be taken into account by a Pricing Committee composed of members of the Trust's management and representatives of the relevant portfolio management team. The Board generally reviews reports of these fair value determinations at its regular meetings, unless a valuation matter requires its earlier attention.

MONEY MARKET FUNDS.

   It is the Trust's policy to use its best efforts to maintain a constant per share price for the underlying Money Funds equal to $1.00.

   The portfolio instruments of the underlying Money Funds are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold the instrument.

   The valuation of the Trust's portfolio instruments based upon their amortized cost and simultaneous maintenance of the Trust's per share net asset value at $1.00 are permitted by Rule 2a-7 under the 1940 Act. Under this rule, each underlying Money Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of one year or less, and invest only in securities determined by the Board of Trustees, and as required by the rule, to be of high quality with minimal credit risks. High quality is defined as the top two quality rating grades as rated by any two national statistical rating organizations ("NRSRO"), or by one NRSRO if rated by only one, or if not rated by an NRSRO, of comparable quality as determined by the [Adviser or] Sub-Adviser. The U.S. Treasury Money Fund invests only in securities guaranteed by the full faith and credit of the U.S. Government, that is, of the highest quality.

   In accordance with the rule the Board of Trustees has established procedures designed to stabilize, to the extent reasonably practicable, the Trust's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Trust's portfolio holdings by the Board of Trustees, at such intervals as they may deem appropriate, to determine whether the net asset value of the Trust calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that the extent of any deviation between the Trust's net asset value based upon available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost must be examined by the Trustees. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or is otherwise unfair to investors or existing shareholders, they must cause the Trust to take such corrective action as they regard as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

STOCKS.

   For purposes of determining the net asset value per share of each underlying Stock Fund, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars last quoted by any major bank and any changes in the value of forward contracts are included in the determination of net asset value.

   The underlying Atlas Stock Funds value their equity securities listed or traded on an exchange at their last sales price on the exchange where the security is principally traded. Lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices, based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued atthe Nasdaq "Official Closing Price" if approved by the Board. These procedures need not be used to determine the value of debt securities owned by a Fund if, in the opinion of the Board of Trustees, some other method (e.g. the mean between closing over-the-counter bid and asked prices in the case of debt instruments traded on an exchange) would more accurately reflect their fair value. A security which is listed or traded on more than one exchange is valued at the quotation of the exchange determined by the Board of Trustees to be the primary market for such security. Short- term obligations are valued at amortized cost, which constitutes fair value as determined by the Board. Securities for which market quotes are not readily available and all other securities and other assets of the Fund are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board.

                         SHARE PURCHASES AND REDEMPTIONS

   Transamerica Life places orders to purchase and redeem shares of the Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to variable annuity contracts. The shares of the Portfolio are purchased and redeemed at the net asset value of the Portfolio's shares as computed on the business day (a day that the Exchange is open for trading) immediately preceding the receipt of an order in proper form.

   Although it is not expected to do so, the Trust may, from time to time, temporarily suspend the offering of shares of the Portfolio. During the period of such suspension, shareholders of the Portfolio are normally permitted to continue to purchase additional shares and to have dividends reinvested.

   No fee is charged shareholders when they purchase or redeem Portfolio shares.

                               REDEMPTIONS IN KIND

   It is possible that unusual conditions may arise in the future which would, in the opinion of the Board of Trustees of the Trust, make it undesirable for the Portfolio to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Portfolio. The Trust would value securities delivered in payment of redemptions at the same value assigned to such securities in computing the net asset value per share. If the Trust so elects, however, it must pay in cash all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Portfolio at the beginning of such period.


                                      TAXES


   The Portfolio intends to continue to meet all the requirements and to elect the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Each of the underlying Atlas Funds has so qualified in the past and intends to continue to so qualify. If the Portfolio distributes within specified times at least 90% of its taxable and tax-exempt net investment income, it will be taxed only on that portion, if any, which it retains.


   To so qualify under Subchapter M, the Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in stock, securities or currencies. To qualify, the Portfolio must also diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

   Even though the Portfolio qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless the Portfolio meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed taxable net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) ordinary income and capital gain net income actually distributed by the Portfolio in the current year and (ii) any amount on which the Portfolio pays income tax for the year. The Portfolio intends to continue to meet these distribution requirements to avoid the excise tax liability.

   Subchapter M of the Code and Section 817(h) of the Investment Company Act of 1940 include requirements relating to the diversification of investments. The diversification requirements of these laws could require the sale of assets in the portfolio, which could have an adverse impact on the net asset value.

   Because the Trust is established as an investment for variable annuity contracts, the Code imposes additional diversification requirements on the portfolio. Generally, these requirements are that at quarter end and for 30 days thereafter, no more than 55% of total assets may be in any one investment; no more than 70% in any two investments; no more than 80% in any three investments; and no more than 90% in any four investments.


   Each underlying Atlas Fund is treated as a single investment.

                             ADDITIONAL INFORMATION

INDEPENDENT AUDITORS.


   The Trust Board of Trustees has appointed Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2004. Deloitte & Touche LLP will conduct the annual audit of the Trust, and will prepare the Portfolio's federal and state income tax returns and consult with the Trust as to matters of accounting and federal and state income taxation.


LEGAL OPINIONS.

   The validity of the shares offered by the Prospectus has been passed upon by Paul, Hastings, Janofsky & Walker LLP located at 515 South Flower Street,
25th Floor, Los Angeles, California 90071-2228. Paul, Hastings, Janofsky & Walker LLP also acts as legal counsel for the Trust's Adviser and Distributor and the underlying Atlas Funds.

FINANCIAL STATEMENTS.


   The Trust's audited financial statements for its fiscal year ended December 31, 2003, as contained in the Annual Report for the fiscal year ended December 31, 2003 (the "Annual Report"), are incorporated herein by reference to the Annual Report which has been filed with the

Securities and Exchange Commission. Any person not receiving the Annual Report previously or with this Statement should call or write the Trust to obtain a free copy.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

     In general, the ratings of Moody's Investors Services, Inc., Standard & Poor's Corporation, and other nationally recognized rating organizations represent the opinions of these agencies as to the quality of securities which they rate. It should be emphasized that these ratings are relative and subjective and are not absolute standards of quality. Consequently, bonds with the same maturity, coupon and rating may have different yields, while other bonds of the same maturity and coupon with different ratings may have the same yield.

     These ratings will be used by the Atlas Funds as initial criteria for selection of portfolio securities, but the funds will also rely upon the independent advice of the adviser and subadvisers (if any) to evaluate potential investments.

     After purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase. Neither event will require the sale of these securities, but the Adviser will consider rating changes in determining whether the fund should continue to hold them. If a rating given by Moody's or S&P changes as a result of changes in these organizations or their rating systems, the funds will attempt to use comparable ratings as standards for their investments. Fund investments will be made and reviewed in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

MOODY'S INVESTORS SERVICE, INC. DESCRIBES ITS RATINGS FOR DEBT SECURITIES AS
FOLLOWS:

BONDS.

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be overly moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTES AND VARIABLE RATE OBLIGATIONS.

MIG 1/VMIG 1. The MIG 1 (or VMIG 1 for an issue with a variable rate demand feature) designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad- based access to the market for refinancings.

MIG 2/VMIG 2. The MIG 2 (or VMIG 1 for an issue with a variable rate demand feature) designation denotes high quality. Margins of protection are ample although not as large as in the preceding group.

COMMERCIAL PAPER.

PRIME-1. Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

   - Leading market positions in well established industries.

   - High rates of return on funds employed.

   - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

   - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

   - Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION DESCRIBES ITS RATINGS FOR DEBT SECURITIES AS
FOLLOWS:

BONDS.

AAA. Bonds which are rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds which are rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A. Bonds which are rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds which are rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC and CC. Bonds which are rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C and D. The rating C is reserved for income bonds on which no interest is being paid. Bonds rated D are in default and payment of interest and/or repayment of principal is in arrears.

NOTES.

SP-1. The SP-1 rating denotes a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2. The SP-2 rating denotes a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER.

A-1. The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

A-2. The A-2 designation indicates a capacity for timely payment on issues so designated is strong; however, the relative degree of safety is not as high as for issues designated A-1.

                                   APPENDIX B

                             PROXY VOTING PROCEDURES

                  ATLAS ASSETS, INC. AND ATLAS INSURANCE TRUST
               BOSTON SAFE ADVISORS (MELLON FINANCIAL CORPORATION)
                        MADISON INVESTMENT ADVISORS, INC.
                             OPPENHEIMERFUNDS, INC.
                       PILGRIM, BAXTER & ASSOCIATES, LTD.
                        TURNER INVESTMENT PARTNERS, INC.
                          BARCLAYS GLOBAL FUND ADVISORS

                               ATLAS ASSETS, INC.
                                       AND
                              ATLAS INSURANCE TRUST

                       PROXY VOTING POLICY AND PROCEDURES
                                   MAY 9, 2003

     The Board of Directors of Atlas Assets, Inc. (the "Company") and the Board of Trustees of Atlas Insurance Trust (the "Trust") have adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Company's and the Trust's investment portfolios ("Funds").

1.   PROXY VOTING POLICY

A. The policy of the of the Company and the Trust is to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Atlas Advisers, Inc. (the "Adviser") as a part of the Adviser's general management of the Funds, subject to the Board's continuing oversight.

B. The Adviser may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by any of the Funds to one or more of the sub-advisers retained to provide investment advisory services to such Fund, if any (each a "Sub-Adviser"). If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

2.   FIDUCIARY DUTY

The right to vote proxies with respect to portfolio securities held by the Funds is an asset of the Company and the Trust. The Adviser or Sub-Adviser, to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

3.   PROXY VOTING PROCEDURES

A. At least annually, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall present to the Board its policies, procedures and other guidelines for voting proxies. In addition, the Adviser and each such Sub-Adviser shall notify the Board promptly of material changes to any of these documents.

B. At least annually, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall provide to the Board a record of each proxy voted with respect to portfolio securities of such Fund during the year. With respect to those proxies that the Adviser or a Sub-Adviser has identified as involving a conflict of interest, the Adviser or Sub-Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a "conflict of interest" shall be deemed to occur when the Adviser or Sub-Adviser or an affiliated person of the Adviser or Sub-Adviser has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, other than the obligation the Adviser or Sub-Adviser incurs as investment adviser to the Fund, which may compromise the Adviser's or Sub-Adviser's independence of judgment and action in voting the proxy.

4.   REVOCATION OF AUTHORITY TO VOTE

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds may be revoked by the Board, in whole or in part, at any time.

5.   ANNUAL FILING OF PROXY VOTING RECORD

The Company and the Trust shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.(1)

6.   PROXY VOTING DISCLOSURES

A. The Company and the Trust shall include in its Form N-1A registration statement:

     1. A description of this policy and of the policies and procedures used by the Adviser (if it has retained the authority to vote proxies on behalf of any Fund), and by a Sub-Adviser with authority to vote proxies on behalf of any Fund, to determine how to vote proxies relating to portfolio securities(2); and

     2. A statement disclosing that information regarding how the Company and the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company's and the Trust's toll-free telephone number (or through a specified Internet address or both) and on the SEC website.(3)

B. The Company and the Trust shall include in its Annual and Semi-Annual Reports to shareholders:

          1. A statement that a description of the policies and procedures used by or on behalf of the Company and the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Company's and the Trust's toll-free telephone number or through a specified Internet address, and on the SEC website.(4)

          2. A statement that information regarding how the Company and the Trust voted proxies relating to portfolio securities during the most recent 12-month period

----------
(1)  The first annual report shall be for the year ended June 30, 2004.

(2) This disclosure shall be included in the registration statement next filed on behalf of the Funds after July 1, 2003.

(3) This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.

(4) This disclosure shall be included in the report next filed on behalf of the Funds after July 1, 2003.

          ended June 30 is available without charge, upon request, by calling the Company's and the Trust's toll-free telephone number (or through a specified Internet address or both) and on the SEC website.(5)

Date: May 9, 2003


----------
(5) This disclosure shall be included in the report next filed on behalf of the Funds after August 31, 2004.

SUMMARY OF MELLON FINANCIAL CORPORATION PROXY VOTING POLICY AND PROCEDURES

Adviser, through its participation on Mellon's Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Adviser seeks to act solely in the best financial and economic interest of the applicable client. Adviser will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. Adviser generally will oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Adviser will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Adviser will attempt to ensure that management reasonably responds to the social issues.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

Adviser recognizes its duty to vote proxies in the best interests of its clients. Adviser seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities.

Adviser will furnish a copy of its Proxy Voting Policy, any related procedures, and its voting guidelines to each advisory client upon request. Upon request, Adviser will also disclose to an advisory client the proxy voting history for its account after the votes have been recorded.

MELLON FINANCIAL CORPORATION

PROXY VOTING POLICY
(Approved 06/24/2003)

    1. SCOPE OF POLICY - This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

    2. FIDUCIARY DUTY - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

    3. LONG-TERM PERSPECTIVE - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

    4. LIMITED ROLE OF SHAREHOLDERS - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

    5. ANTI-TAKEOVER PROPOSALS - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

    6. "SOCIAL" ISSUES - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

    7. PROXY VOTING PROCESS - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

    8. MATERIAL CONFLICTS OF INTEREST - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

    9. SECURITIES LENDING - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

    10. RECORDKEEPING - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

    11. DISCLOSURE - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

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MADISON INVESTMENT ADVISORS, INC.
PROXY VOTING POLICIES

Our policies regarding voting the proxies of securities held in client accounts depend on the nature of our relationship to the client. When we are an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when we vote client proxies, we must do so in the client's best interests as described below by these policies.

Regular Accounts

We do not assume the role of an active shareholder when managing client accounts. If we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.

MAKING THE INITIAL DECISION ON HOW TO VOTE THE PROXY

As stated above, OUR GOAL AND INTENT IS TO VOTE ALL PROXIES IN THE CLIENT'S BEST INTERESTS. For practical purposes, UNLESS WE MAKE AN AFFIRMATIVE DECISION TO THE CONTRARY, when WE VOTE A PROXY AS THE BOARD OF DIRECTORS OF A COMPANY RECOMMENDS, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, IF WE BELIEVE THAT VOTING AS THE BOARD OF DIRECTORS RECOMMENDS WOULD NOT BE IN A CLIENT'S BEST INTERESTS, THEN WE MUST VOTE AGAINST THE BOARD'S RECOMMENDATION.

As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless we are not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, we must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by us inadvertently, promptly forward them to the client.

DOCUMENTING OUR DECISIONS

In cases where a proxy will NOT be voted or, as described below, voted against the Board of Directors recommendation, our policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, since we may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining our action or inaction, as the case may be. Alternatively, or in addition to such notation, we may include a copy of the rationale for such decision in the appropriate equity correspondence file (e.g. equitycorresp@madisonadv.com).

WHY WOULD VOTING AS THE BOARD RECOMMENDS NOT BE IN THE CLIENT'S BEST INTERESTS?

Portfolio management must, at a minimum, consider the following questions before voting any proxy:

    1. Is the Board of Directors recommending an action that could dilute or otherwise diminish the value of our position?
                (This question is more complex than it looks: We must consider the time frames involved for both the client and the issuer. For example, if the Board of

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                Directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, we would vote as the Board recommended for if we are holding the security for clients as a long-term investment. However, if the investment is close to our valuation limits and we are anticipating eliminating the position in the short-term, then it would be in our clients' best interests to vote against management's recommendation.)
    2. If so, would we be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management's proposal?
    3. Is the Board of Directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market?
     (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if we were to liquidate the position. In such a situation, we might vote against management's recommendation if we believe a "No" vote could help prevent future share price depreciation resulting from management's proposal or if we believe the value of the investment will appreciate if management's proposal fails. A typical recent example of this type of decision is the case of a Board recommendation not to expense stock options, where we would vote against management's recommendation because we believe expensing such options will do more to enhance shareholder value going forward.)
    4. Would accepting the Board of Directors recommendation cause us to violate our client's investment guidelines?

Essentially, we must "second guess" the Board of Directors to determine if their recommendation is in the best interests of our clients, regardless of whether the Board thinks their recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect our clients' investment.

In making our decisions, to the extent we rely on any analysis outside of the information contained in the proxy statements, we must retain a record of such information in the same manner as other books and records (2 years in the office, 5 years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC's EDGAR database, we must keep a copy of the proxy statement.

Addressing Conflicts of Interest

Although it is not likely, in the event there is a conflict of interest between us and our client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) we have a significant business relationship with the issuer), our policy is to alert affected client(s) of the conflict before voting and indicate the manner in which we will vote. In such circumstances, our client(s) may instruct us to vote in a different manner. In any case, we must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund we manage, then we must present the conflict to the Board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then we may present the conflict to the wrap sponsor, as our agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, we are seeking the auditor as a client or we have a significant business relationship with the auditor), electing an uncontested Board of Directors, etc.

Once any member of the relevant portfolio management team determines that it would be in our clients' best interests to vote AGAINST management recommendations (or, for Madison Scottsdale and Concord Asset Management, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Investment Committee, or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person), to ratify the decision to stray from our general policy of voting with management. Such ratification need not be in writing.

The Investment Committee or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between our firm and clients that would affect the manner by which we vote a proxy.

As of January 1, 2004, Jay Sekelsky represents the Investment Committee subcommittee described above.

ERISA Fiduciary Accounts

As a general rule, an ERISA plan Trustee is required to vote proxies. However, the fiduciary act of managing plan assets includes the responsibility to vote proxies on plan-owned stock when the named fiduciary has delegated management responsibility to an investment manager. Therefore, unless another named fiduciary (Trustee, another investment manager, consultant, plan administrator, employer, etc.) for any ERISA client expressly reserves the right to vote proxies, we are required to do so. In most cases, the plan document will specify who is required to vote proxies.

It is important that our investment management agreement (or the ERISA client's plan document) (collectively, the "Contracts") address the issue of who is responsible for voting proxies.

    1. If the Contracts expressly preclude us from voting proxies, then the Trustee must vote proxies attributable to our ERISA client's accounts.

    2. On the other hand, if the Contracts are silent or simply state that we "may" vote proxies, then it is our fiduciary duty to affirmatively vote under ERISA.

ERISA requires us, when we are responsible for voting proxies:

    1. To maintain voting records for review by the named fiduciary of the plan; and

    2. Ensure that the custodian (or plan Trustee, as the case may be) forward to us all proxies received so that we may vote them in a timely manner.

Our general policy is to vote all ERISA plan proxies received in the same manner as we vote non-ERISA plan proxies described above. Again, as a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet).

Additional Recordkeeping Rules Related to Proxy Voting

We must keep any written documents (including email) we prepared that were material to making a decision on how to vote a proxy (or that memorialized the basis for our decision). As noted above, we need not keep a copy of the actual proxy statements we received if they are available on the SEC's EDGAR database.

We must keep in the applicable client file records of written client requests for proxy voting information. We must, of course, also keep a copy in the client file of any of our written responses to clients who asked for such information either in writing or orally.

We retained the services of ProxyEdge to maintain the records of the proxy votes we cast on behalf of clients. To the extent we vote any proxies outside of this service (for example, for logistical purposes, certain Madison Scottsdale proxies may not be maintained by this service), then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.

MADISON INVESTMENT ADVISORS, INC.
MADISON SCOTTSDALE, LC
CONCORD ASSET MANAGEMENT, LLC
Mosaic Funds

November 2003

DISCLOSURE AND SUMMARY OF PROXY VOTING POLICY

When you give us authority to vote proxies for securities held in your account, we do not assume the role of an active shareholder. Rather, if we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.

Nevertheless, OUR GOAL AND INTENT IS TO VOTE ALL PROXIES IN OUR CLIENT'S BEST INTERESTS. For practical purposes, UNLESS WE MAKE AN AFFIRMATIVE DECISION TO THE CONTRARY, when WE VOTE A PROXY AS THE BOARD OF DIRECTORS OF A COMPANY RECOMMENDS, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, IF WE BELIEVE THAT VOTING AS THE BOARD OF DIRECTORS RECOMMENDS WOULD NOT BE IN A CLIENT'S BEST INTERESTS, THEN WE MUST VOTE AGAINST THE BOARD'S RECOMMENDATION.

We will vote against the Board of Directors recommendation if the Board recommends an action that could dilute or otherwise diminish the value of your position. This may occur if we are unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management's proposal. This may also occur if the action would cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market. Note that we may vote in a manner that could diminish the value of your position in the short-term if we believe it will increase this value in the long-term and we are holding the security in your portfolio for the long-term. Finally, we won't vote as the Board of Directors recommends if voting in that manner would violate your account's investment guidelines.

In the unlikely event that we are required to vote a proxy that could result in a conflict between your best interests and the interests of our firm, we will alert you or your representative in advance to obtain your consent or direction on how to vote a proxy under such circumstances.

If you would like to know how we voted any proxy in your account, please contact your client service representative and he or she will give you that information. If you're not sure of your client service representative, call us at our Wisconsin office at 800-767-0300 and we will be happy to answer your questions.

You may request a complete copy of our written proxy voting procedures. Clients whose accounts are managed by our Madison, Wisconsin office may call 800-767-0300 to request a copy, clients whose accounts are managed by our Chicago, Illionis office may call 312-236-1166 to request a copy and clients whose accounts are managed by our Scottsdale, Arizona office may call 800-767-8020 to request a copy.

OPPENHEIMER FUNDS
TWO WORLD FINANCIAL CENTER
225 LIBERTY STREET
NEW YORK, NEW YORK 10281-1008

DESCRIPTION OF PORTFOLIO PROXY VOTING PROCEDURES AND GUIDELINES
ADOPTED JULY 1, 2003

     Under the investment advisory agreement between OppenheimerFunds, Inc. ("OFI") and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the Oppenheimer funds ("portfolio proxies") is within OFI's responsibility to supervise the Funds' investment program.

     In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund's advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

Objective

     OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the Fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. When making portfolio proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI's position on routine issues and parameters for assessing non-routine issues. In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.

Proxy Voting Agent

     OFI, on behalf of the Funds, has engaged an independent unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The proxy voting agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the Funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting agent will refer proxy voting questions to the Proxy Voting Coordinator (described below) for instructions under circumstances where: (1) a particular proxy question is not covered by the Proxy Voting Guidelines; or (2) the Proxy Voting Guidelines call for instructions on a case-by-case basis.

Proxy Voting Coordinator
   The Proxy Voting Coordinator, who reports to a senior attorney within OFI's Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI's investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals' recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

Conflicts of Interest

     OFI's primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund's shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company's management might harm the OFI affiliate's business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company's proxies without regard to any other business relationship between OFI (or its directly- controlled affiliates) and the company.

Summary of Portfolio Proxy Votine Guidelines

   The following is a summary of the Portfolio Proxy Voting Guidelines under which OFI votes proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which OFI is the sub-adviser (unless the fund's adviser has advised OFI that the adviser will vote the fund's portfolio proxies). Under Portfolio Proxy Voting Guidelines:

- We vote with the recommendation of the company's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.

- In general, we oppose anti-takeover proposals and support elimination of anti- takeover proposals, absent unusual circumstances.

- We support shareholder proposals to reduce a super-majority vote requirement. We oppose management proposals to add a super-majority vote requirement.

- We oppose proposals to classify the board of directors. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one- year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

- We support proposals to eliminate cumulative voting. Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

-  We oppose re-pricing of stock options.

- In general, we consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation plans we consider to be excessive.

Adopted July 1, 2003

PILGRIM BAXTER & ASSOCIATES, LTD.

PROXY VOTING POLICY

INTRODUCTION

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") recognizes that proxies have an economic value. In voting proxies, we seek to maximize the economic value of our clients' assets by casting votes in a manner that we believe to be in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. When voting proxies, we adhere to this Policy and any written guidelines or instructions from our clients. In the event a client's written guidelines or instruction conflict with what is contained in this Policy, the client's written guidelines or instructions will prevail.

PROXY OVERSIGHT COMMITTEE

Pilgrim Baxter has established a Proxy Oversight Committee (the "Committee"), consisting of the Chief Investment Officer, Chief Financial Officer, Chief Administrative Officer, Senior Vice President - Distribution, General Counsel, and Chief Compliance Officer. The Committee is primarily responsible for:

- Approving Pilgrim Baxter's Proxy Voting Policy (the "Policy") and related Procedures;
-  Reviewing reports of proxy votes cast;
- Reviewing proxies that are voted in a manner that is inconsistent with the recommendations of a designated, independent third party proxy research provider;
- Seeking to identify and properly address material conflicts of interest that may arise in the context of voting proxies;
-  Reviewing the proxy voting policies of sub-advisers;
-  Acting as a resource for investment personnel on proxy matters when needed.

The Committee has authorized the appointment of an independent third party to provide research on proxy matters and voting recommendations generally consistent with this Policy. The Committee has also authorized the appointment of a Proxy Voting Clerk to coordinate, execute and maintain appropriate records related to the proxy voting process and to maintain records of differences, if any, between this Policy and the actual votes cast.


SUMMARY OF PROXY VOTING GUIDELINES

Pilgrim Baxter's Proxy Voting Policies as they relate to certain common proxy proposals are described below along with our usual voting practices:

BOARD OF DIRECTORS

   - We generally vote FOR proposals: (1) requesting that board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) seeking to repeal classified boards and to elect all directors annually; (3) seeking to restore shareholder ability to remove directors with or without cause; (4) seeking to permit shareholders to elect directors to fill board vacancies; (5) seeking to fix the size of the board; (6) requesting that a majority or more of directors be independent; (7) by shareholders seeking to require that the position of chairman be filled by an independent director; and (8) seeking to provide expanded indemnification coverage in certain cases when a director's or officer's legal defense was unsuccessful.

   - We generally vote AGAINST proposals seeking to: (1) require directors to own a minimum amount of company stock; (2) limit the tenure of outside directors; (3) impose a mandatory retirement age for outside directors;
      (4) classify the board; (5) provide that directors may be removed only for cause; (6) provide that only continuing directors may elect replacements to fill board vacancies; (7 provide management the ability to alter the size of the board without shareholder approval; (8) require two candidates per board seat; (9) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; and (10) provide indemnification that would expand coverage beyond just legal expenses to actions, such as negligence.

   - We will evaluate on a case-by-case basis: (1) director nominees; (2) proposals regarding director and officer indemnification and liability protections, using Delaware law as the standard; and (3) proposals seeking to establish or amend director qualifications.

APPROVAL OF INDEPENDENT AUDITORS

   - We generally vote FOR proposals seeking to ratify the selection of auditors.

   -  We will evaluate on a case-by-case basis shareholder proposals requesting:
      (1) companies to prohibit or limit their auditors from engaging in non-audit services and (2) audit firm rotation.

SHAREHOLDER RIGHTS

   - We generally vote FOR proposals seeking to: (1) remove restrictions on the right of shareholders to act independently of management; (2) allow or make easier shareholder action by written consent; (3) lower supermajority shareholder vote requirements; and (4) give the board the ability to amend the bylaws in addition to shareholders.

   - We generally vote AGAINST proposals seeking to: (1) restrict or prohibit shareholder ability to call special meetings; (2) restrict or prohibit shareholder ability to take action by written consent; (3) require a supermajority shareholder vote; and (4) give the board exclusive authority to amend bylaws.

   - We will evaluate on a case-by-case basis proposals seeking to adopt a fair price provision.

ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

   - We generally vote FOR proposals: (1) seeking to adopt confidential voting, use independent vote tabulators and use independent inspectors of election; (2) by management seeking to change the date/time/location of the annual meeting;
      (3) by shareholders requesting a company to submit its poison pill for shareholder ratification or redeem it; (4) seeking to opt out of control share acquisition statutes; (5) seeking to restore voting rights to the control shares; (6) seeking to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments; (7) by shareholders requesting that any future poison pill be put to a shareholder vote; and (8) seeking to opt out of state disgorgement and freezeout provisions.

   - We generally vote AGAINST proposals: (1) seeking to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders seeking to change the date/time/location of the annual meeting; (3) seeking to eliminate cumulative voting; (4) seeking to amend the charter to include control share acquisition provisions; (5) seeking to increase authorized common stock for the explicit purpose of implementing a shareholder rights plan ("poison pill"); (6) seeking to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding; and (7) seeking to approve other business when it appears as a voting item.

   - We will evaluate on a case-by-case basis proposals: (1) regarding a bundled or conditioned proxy; (2) requesting reimbursement of proxy solicitation expenses; (3) requesting advance notice; (4) seeking to restore or permit cumulative voting; and (5) requesting opt in or out of state takeover statutes.

CORPORATE GOVERNANCE

   - We generally vote FOR proposals: (1) seeking to amend bylaws or charters for housekeeping changes; and (2) regarding reincorporation.

   - We will evaluate on a case-by-case basis proposals requesting: (1) a change in a company's state of incorporation and (2) mandatory holding periods for their executives to hold stock after option exercise.

CAPITAL STRUCTURE

   - We generally vote FOR proposals seeking to: (1) increase common share authorization for a stock split or dividend; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company's shares are in danger of being delisted or there is a going concern issue; (7) create a new class of non-voting or sub-voting common stock; and (8) create "declawed" blank check preferred stock.

   - We generally vote AGAINST proposals seeking to: (1) increase the number of authorized shares that have superior voting rights at companies with dual-class capital structures; (2) authorize the creation of new classes of blank check preferred stock; (3) increase the number of blank check preferred stock when no shares have been issued or reserved for a specific purpose; and (4) create a new class of common stock with superior voting rights.

   - We will evaluate on a case-by-case basis proposals: (1) seeking to increase the number of shares of common and preferred stock authorized for issue; (2) seeking to implement a

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      reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) requesting preemptive rights; (4) regarding a debt restructuring plan; (5) regarding the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) regarding "going private" transactions; (9) regarding private placements; (10) regarding on recapitalizations; and (11) seeking to increase the number of blank check preferred stock after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder return.

EXECUTIVE AND DIRECTOR COMPENSATION

   - We generally vote FOR proposals: (1) requesting additional disclosure of executive and director pay information; (2) requesting golden and tin parachutes be submitted for shareholder ratification; (3) requesting shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except where excessive; (4) seeking to implement a 401(k) savings plan for employees; (5) regarding plans which provide a dollar-for-dollar cash for stock exchange; (6) seeking to eliminate retirement plans for non-employee directors; (7) seeking to simply amend shareholder approved compensation plans to comply with OBRA laws; (8) seeking to add performance goals to existing compensation plans to comply with OBRA laws; for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation under OBRA laws; (9) seeking to put option repricings to a shareholder vote; and
      (10) requesting the company to expense stock options; (11) advocating the use of performance-based equity awards; (12) requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (SERP) agreements to a shareholder vote; and (13) seeking to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

   - We generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; (2) requiring director fees to be paid in stock only; (3) regarding plans that expressly permit the repricing of underwater stock options without shareholder approval; and for plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance and the main source of the pay increase is equity-based; and
      (4) requesting retirement plans for non-employee directors.

   - We will evaluate on a case-by-case basis proposals: (1) regarding compensation plans; (3) regarding employee stock purchase plans; (4) seeking to ratify or cancel golden or tin parachutes; (5) seeking to provide an option of taking all or a portion of cash compensation in the form of stock; (6) regarding plans which do not provide a dollar-for-dollar cash for stock exchange; (7) by management seeking approval to reprice options; (8) seeking to amend existing OBRA plans to increase shares reserved and to qualify for favorable tax treatment under the OBRA laws; and (9) by shareholders regarding all other executive and director pay issues.

MERGERS AND CORPORATE RESTRUCTURINGS

   - We generally vote FOR proposals seeking to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

   - We generally vote AGAINST proposals requesting the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

   - We will evaluate on a case-by-case basis proposals: (1) regarding mergers and acquisitions; (2) regarding spin-offs; (3) regarding asset sales; (4) regarding asset purchases; (5) regarding liquidations; (6) regarding joint ventures; and (7) seeking to maximize shareholder value.

SOCIAL AND ENVIRONMENTAL ISSUES

   - We generally vote FOR PROPOSALS: (1) requesting additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns; (2) outlining vendor standards compliance; (3) outlining company's involvement in spaced-based weaponization; (4) outlining the company's efforts to diversify the board;
      (5) outlining the company's affirmative action initiatives; (6) outlining the company's progress towards the Glass Ceiling Commission's business recommendations; and (7) seeking to amend the company's EEO policy to include sexual orientation.

   - We generally vote AGAINST proposals: (1) seeking to completely phase out genetically engineered (GE) ingredients from the company's products; (2) requesting a report on the health and environmental effects of GMOs; (3) seeking to label GE ingredients voluntarily; (4) requesting a report on a company's policies aimed at curtailing gun violence; (5) requesting stronger tobacco product warnings as such decisions are better left to public health authorities; (6) seeking to prohibit investment in tobacco equities; as such decisions are better left to portfolio managers; (7) requesting the company to affirm political nonpartisanship in the workplace; (8) requesting reporting or publishing in newspapers the company's political contributions; (9) seeking to disallow or restricting the company from making political or charitable contributions; (10) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (11) seeking to implementing the China Principles; (12) requesting reports on foreign military sales or offsets; (13) requesting a company to cease production of nuclear weapons; (14) requesting a report on the diversity efforts of suppliers and service providers; and (15) seeking to extend company benefits to or eliminate benefits from domestic partners, as benefit decisions should be left to the discretion of the company.

   - We will evaluate on a case-by-case basis proposals: (1) seeking to phase out the use of animals in product testing; (2) requesting the company to implement price restraints on pharmaceutical products; (3) requesting a report on the feasibility of labeling GE ingredients; (4) requesting a report on the financial, legal and environmental impact of continued use of GE ingredients; (5) requesting a report on the company's procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting a report outlining potential environmental damage from drilling in the Artic National Wildlife Refuge; (8) seeking to adopt the CERES Principles; (9) seeking to adopt a comprehensive recycling strategy; (10) seeking to invest in renewable energy sources; (11) seeking to review ways to link executive compensation to social factors; (12) requesting a report detailing the company's operations in a particular country and steps to protect human rights; (13) seeking to implement certain human rights standards; (14) seeking to endorse or increase activity on the MacBride Principles; (15) requesting a company to renounce future involvement in antipersonnel landmine and cluster bomb production; (16) requesting the company to increase the diversity of the board; (17) requesting reports on assessing economic risks of environmental pollution or climate change; (18) requesting reports outlining the impact of the health pandemic on the company's Sub-Saharan operations; and (19) requesting companies to establish, implement and report on a standard of response to the health pandemic in Africa and other developing countries.

OTHER SITUATIONS

No Proxy Voting Policy can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the affected client(s).

CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION

Pilgrim Baxter seeks to minimize the potential for conflict by utilizing the services of an independent, third party to provide voting recommendations that are consistent with this Policy as well as relevant requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and the U.S. Department of Labor's interpretations thereof. While it is expected that most proxies will be voted consistent with the research providers recommendation, there may be instances where the investment analyst believes that under the circumstances, an issue should be voted in a manner which differs from the recommended vote. These instances are considered an "Override" and all such overrides must be approved by the Chief Investment Officer (the "CIO") and subsequently reported to the Committee. In approving any such Override, the CIO will use his best judgment to ensure that the spirit of this Policy is being followed and the vote is cast in the best interest of the affected client(s).

In an effort to ensure that material conflicts of interest or potential conflicts of interest have been identified in Override situations, Pilgrim Baxter has developed a Proxy Vote Watch List (the "Watch List"). The Watch List, which is maintained by the Chief Compliance Officer (the "CCO"), summarizes public companies with whom Pilgrim Baxter may have a material conflict of interest with a client in voting a proxy. These may include the following situations:

   - Companies with whom Pilgrim Baxter(6) has a material business relationship;
   - Companies where a Pilgrim Baxter employee, or spouse of a Pilgrim Baxter employee, is a senior officer or director or has a material business relationship;
   - Other situations that may arise from time-to-time and will be evaluated based on specific facts and circumstances and added to the Watch List if deemed appropriate.

All Overrides approved by the CIO that related to companies on the Watch List are reviewed by the CCO who may approve the Override in consultation, if needed, with the CIO or the General Counsel. If deemed necessary, the CCO may refer the matter to the Committee for their evaluation and input as to how the conflict of interest should be resolved. If a member of the Committee themselves are the source of the conflict, they will not participate in the decision on how to resolve the conflict or determine how to vote the proxy.

----------
(6) In this context, we are referring to all matters that may give rise to a potential material conflict for Pilgrim Baxter, including those related to the business activities of its advised and sponsored mutual fund family.

In resolving a conflict, the Committee may decide to take one of the following courses of action: (1) determine that the conflict or potential conflict is not material, (2) request that disclosure be made to clients for whom proxies will be voted to disclose the conflict of interest and the recommended proxy vote and to obtain consent from such clients, (3) engage an independent third party to determine how the proxies should be voted, or (4) take another course of action that, in the opinion of the Committee, adequately addresses the potential for conflict.

Disclosure to Clients

Pilgrim Baxter's Form ADV will include a description of this Policy and, upon request, Pilgrim Baxter will provide clients a copy of the complete Policy. Pilgrim Baxter will also provide to clients, upon request, information on how their securities were voted.

     Dated: 2/2004

Proxy Voting Procedures

RECONCILIATION PROCESS

Upon Pilgrim Baxter's receipt of proxy materials, the Proxy Voting Clerk reconciles the number of shares to be voted as of the record date set forth in the proxy materials against the number of shares as of the record date set forth in Pilgrim Baxter's records. Because Pilgrim Baxter is committed to resolving all share number discrepancies, the Proxy Voting Clerk uses every reasonable effort to reconcile any share number discrepancy with the appropriate custodian bank. If Pilgrim Baxter no longer holds shares in the company on whose behalf proxy votes are being solicited, the Proxy Voting Clerk does not vote those proxies.

VOTING IDENTIFIED PROXIES

A proxy is identified when it is reported through a third party vendor's automated system or when a custodian bank notifies Pilgrim Baxter of its existence. As a general rule, the Proxy Voting Clerk votes all U.S. and non-U.S. proxies to which Pilgrim Baxter is entitled to vote that are identified within the solicitation period. Consistent with Department of Labor Interpretative Bulleting 94-2 relating to ERISA proxy voting, Pilgrim Baxter may apply a cost-benefit analysis to determine whether to vote a non-U.S. proxy. For example, if Pilgrim Baxter is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as "blocking," the Proxy Voting Clerk generally abstains from voting that proxy. Although not necessarily an exhaustive list, other instances in which Pilgrim Baxter may be unable or may determine not to vote a proxy are as follows: (1) situations where the underlying securities have been lent out pursuant to a client's securities lending program; (2) instances when proxy materials are not delivered in a manner that provides sufficient time to analyze the proxy and make an informed decision by the voting deadline.

     Proxy Voting Procedure

The Proxy Voting Clerk generally votes proxies, as follows:

     (a) The Proxy Voting Clerk prints the Proxy Analysis Report. This report is a compilation of "FOR", "AGAINST", "ABSTAIN", and "WITHHOLD" recommendations received from the third party proxy research provider with respect to the issues on a particular proxy;

     (b) The Proxy Voting Clerk sends the Proxy Analysis Report to the research analyst who covers the company for his/her review;

     (c) In reviewing the recommendations to determine how to vote the proxy in the best interest of clients, the research analyst may consider information from various sources, such as a portfolio manager, another research analyst, management of the company conducting the proxy, shareholder groups, and other relevant sources;

     (d) If the analyst is voting all items on the ballot in a manner that is consistent with the proxy research provider's recommendations, he/she checks the appropriate box on the Proxy Voting Materials cover sheet, signs where indicated and returns it to the Proxy Voting Clerk. In instances where the analyst disagrees with the research provider's recommended vote and decides to vote an item differently, the analyst's recommended vote will be considered an "Override". All Overrides must be discussed with, and approved by, the CIO. Both the CIO and the analyst must sign the Proxy Voting Materials cover sheet and return it to the Proxy Voting Clerk with a brief explanation that documents the rationale for their decision;

     (e) The Proxy Voting Clerk compiles all overridden recommendations in a Proxy Vote Override Report. The Overrides are then compared to the Proxy Vote Watch List to identify potential conflict situations.

     (f) If a proxy being overridden is a company on the Proxy Vote Watch List, the Proxy Voting Clerk will promptly forward the proxy to the Chief Compliance Officer (CCO). The CCO reviews the Overrides and may confirm the Overrides in consultation with the CIO or the General Counsel. In instances where a potential conflict of interest has been identified that may be material, the CCO may refer the matter to the full Committee for their evaluation and input as to how the conflict of interest should be resolved.

     (g) Upon resolution by the Committee or otherwise, the CCO will return the Proxy Override Report to the Proxy Voting Clerk indicating how the matter should be voted.

     (h) The Proxy Voting Clerk votes the proxies as instructed in the Proxy Analysis Report and the Proxy Vote Override Report; and

     (i) The Proxy Voting Clerk prepares a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time. The Proxy Voting Clerk also prepares a Proxy Override Summary Report that documents all vote recommendations received from the proxy research provider that were overridden during the period. These reports are periodically reviewed by the Committee.

MAINTENANCE OF PROXY VOTING RECORDS

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

     - These policy and procedures, and any amendments thereto; o Each proxy statement (maintained on a third party automated system); o Record of each vote cast (maintained on a third party automated system);

     - Documentation, if any, created by Pilgrim Baxter that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for a decision; o Various reports prepared according to the above procedures; and o Each written client request for information and a copy of any written response by Pilgrim Baxter to a client's written or oral request for information.


DATED: 2/2004

                        TURNER INVESTMENT PARTNERS, INC.
                        TURNER INVESTMENT MANAGEMENT, LLC
                         TURNER INVESTMENT ADVISORS, LLC

                       Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

     Turner Investment Partners, Inc.
     1205 Westlakes Drive, Suite 100
     Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: This 1st day of July, 2003

                          BARCLAYS GLOBAL FUND ADVISORS
                       MASTER INVESTMENT PORTFOLIO ("MIP")
                              PROXY VOTING POLICIES

   The Trust of MIP (the "Trust") has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolios. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Master Portfolios. Therefore, the remainder of this section discusses BGFA's proxy voting guidelines.

   BGFA votes (or refrains from voting) proxies for the Master Portfolios in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Master Portfolios. In some cases, BGFA may determine that it is in the best interests of the Master Portfolios to refrain from exercising the Master Portfolios' proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Master Portfolios. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolios, the Master Portfolios' affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

   - BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

   - BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

   - BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

BGFA maintains institutional policies and procedures which are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Master Portfolios, the Master Portfolios' affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates, from having any influence on BGFA's proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA's independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or (ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary's instructions.

                                     PART C

                              ATLAS INSURANCE TRUST

                              ---------------------
                                OTHER INFORMATION
                              ---------------------


                              ATLAS INSURANCE TRUST

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS:

     (a)    1. Certificate of Trust **
            2. Agreement and Declaration of Trust*
     (b)    Bylaws for the Registrant.*
     (c)    Not Applicable.
     (d) Form of Investment Management Agreement between Atlas Advisers, Inc. and Registrant.*
     (e) Form of Principal Underwriting Agreement between Atlas Securities, Inc. and Registrant.*
     (f)    Not Applicable.
     (g) Form of Custodian Agreement between Investors Bank and Trust Company and Registrant.**
     (h)    1. Form of Transfer Agency Agreement.**
            2. Form of Participation Agreement between PFL Life Insurance
               Company and Registrant.**
            3. Form of Administrative Services Agreement**
            4. Defense and Indemnification Agreement between Golden West
               Financial Corporation and Barbara A. Bond dated May 21, 1999, filed herewith as Exhibit (h)(4).
            5. Defense and Indemnification Agreement between Golden West
               Financial Corporation and Daniel L. Rubinfeld dated May 21, 1999, filed herewith as Exhibit (h)(5).
            6. Defense and Indemnification Agreement between Golden West
               Financial Corporation and David J. Tecce dated May 21, 1999, filed herewith as Exhibit (h)(6).
     (i)       Opinion of Counsel.**
     (i)(1) Consent of Counsel, filed herewith as Exhibit (i)(1)
     (j)    Consent of Independent Auditors, filed herewith as Exhibit (j)(1).
     (k)    Not Applicable.
     (l)    Letter of Understanding Relating to Initial Shares.**
     (m)    Not Applicable.
     (n)    Not Applicable.
     (o)    Not Applicable.
     (p) Code of Ethics for Atlas Assets, Inc.-Atlas Funds, Atlas Advisers, Inc., Atlas Securities, Inc., and Atlas Insurance Trust dated August 18, 2000, as Amended March 1, 2001 and February 27, 2004 is filed herewith as Exhibit (p).
     (q)    Power of Attorney ***

----------
* Incorporated herein by reference to the Registrant's initial Registration Statement filed on January 31, 1997.
** Incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement filed on August 1, 1997.
*** Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 6 to the Registration Statement filed on April 30, 2002.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

As of the date of this Post-Effective Amendment, Transamerica Life Insurance Company's separate account, Separate Account VA A, held all the outstanding shares of Registrant. Transamerica Life Insurance Company, a stock life insurance company organized under the laws of Iowa, is a wholly-owned indirect subsidiary of AEGON USA, Inc., an Iowa corporation, all of the stock of which is indirectly owned by AEGON N.V. of The Netherlands.

ITEM 25. INDEMNIFICATION

Article V of Registrant's Declaration of Trust, incorporated herein by reference, provides for the indemnification of Registrant's trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Series of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

To the extent permitted by the 1940 Act and Delaware law, the non-interested Trustees may also be indemnified by the Trust with respect to errors and omissions.

In order to save the Trust the premium expenses associated with obtaining a directors and officers errors and omissions insurance policy, Golden West Financial Corporation has executed a Defense and Indemnification Agreement with each of the Trustees, filed as Exhibits (h)(4),(h)(5) and (h)(6) to this Registration Statement. Pursuant to the Agreement, Golden West Financial Corporation will defend and indemnify the Trustees with respect to any proceeding to which they are parties or threatened to be made parties, subject to certain limitations. Golden West Financial Corporation is the parent of the Adviser and Distributor of the Registrant.

To the extent permitted by the 1940 Act, the non-interested Directors may be indemnified by the Company with respect to errors and omissions. To the extent not so permitted, Golden West Financial Corporation may so indemnify the non-interested Directors to the extent permitted by Delaware law.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


INVESTMENT ADVISER--ATLAS ADVISERS, INC.

See the material following the captions "Management of the Trust" and "Investment Management and Other Services" appearing as a portion of Part B hereof.


ITEM 27. PRINCIPAL UNDERWRITERS

     (a) Registrant's principal underwriter also acts as the principal underwriter for Atlas Funds, 794 Davis Street, San Leandro, California 94577.

     (b) Directors and officers of Atlas Securities, Inc., principal underwriter of the Registrant:

     NAME AND PRINCIPAL PLACE OF           POSITIONS AND OFFICES WITH       POSITIONS AND OFFICES WITH
     BUSINESS                              UNDERWRITER                      REGISTRANT
     ---------------------------           --------------------------       --------------------------
     Marion O. Sandler                     Chairman, President and Chief    Chairman, President and Chief
     1901 Harrison Street                  Executive Officer                Executive Officer
     Oakland, CA  94612

     James H. Hubbell                      Director                         N/A
     1901 Harrison Street
     Oakland, CA  94612

     W. Lawrence Key                       Director                         N/A
     794 Davis Street
     San Leandro, CA 94577

     Richard A. Adams                      Senior Vice President-National   N/A
     794 Davis Street                      Sales Manager
     San Leandro, CA 94577

     Joseph M. O'Donnell                   Vice President, Chief Legal      Vice President, Chief Legal
     794 Davis Street                      and Compliance Officer, and      Counsel and Secretary
     San Leandro, CA 94577                 Secretary

     Matthew L. Sadler                     Senior Vice President            Senior Vice President
     794 Davis Street
     San Leandro, CA 94577

     Mary Jane Fross                       Vice President and Controller    N/A
     794 Davis Street
     San Leandro, CA 94577

     Lezlie A. Iannone                     Senior Vice President-           N/A
     794 Davis Street                      Operations
     San Leandro, CA 94577

    (c) None.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Trust Custodian, Investors Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, Atlas Securities, Inc. 794 Davis Street, San Leandro, CA 94577 and Atlas Advisers, Inc. 794 Davis Street, San Leandro, CA 94577.

ITEM 29. MANAGEMENT SERVICES

None.


ITEM 30. UNDERTAKINGS

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement in Rule 485(b) under the Securities Act of 1933 and it has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Leandro, and the State of California, on April 29, 2004.

                                 Atlas Insurance Trust (Registrant)

                                 By:  Marion O. Sandler*
                                 ----------------------------------
                                 MARION O. SANDLER CHAIRMAN, CHIEF
                                 EXECUTIVE OFFICER AND PRESIDENT

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

        SIGNATURE                                     TITLE                             DATE
Marion O. Sandler*                          Chief Executive Officer,           APRIL 29, 2004
---------------------------                 President, and Chairman
MARION O. SANDLER

Russell W. Kettell*                         Trustee                            APRIL 29, 2004
--------------------------
RUSSELL W. KETTELL

Barbara A. Bond*                            Trustee                            APRIL 29, 2004
--------------------------
BARBARA A. BOND

Daniel L. Rubinfeld*                        Trustee                            APRIL 29, 2004
--------------------------
DANIEL L. RUBINFELD

David J. Tecce*                             Trustee                            APRIL 29, 2004
--------------------------
DAVID J. TEECE

Gene A. Johnson*                            Assistant Vice President           APRIL 29, 2004
--------------------------                  and Treasurer
GENE A. JOHNSON

*By:  /s/ Joseph M. O'Donnell
     --------------------------
     Joseph M. O'Donnell
     Attorney-in-Fact
     Pursuant to Power of Attorney

                                  EXHIBIT INDEX

EXHIBIT
NUMBER          ITEM
(h)(4)          Defense and Indemnification Agreement between Golden West
                Financial Corporation and Barbara A. Bond dated May 21, 1999

(h)(5)          Defense and Indemnification Agreement between Golden West
                Financial Corporation and Daniel L. Rubinfeld dated May 21, 1999

(h)(6)          Defense and Indemnification Agreement between Golden West
                Financial Corporation and David J. Tecce dated May 21, 1999

(i)(1)          Consent of Counsel

(j)(1)          Consent of Independent Auditors

(p)             Code of Ethics for Atlas Assets, Inc.-Atlas Funds, Atlas
                Advisers, Inc., Atlas Securities, Inc., and Atlas Insurance
                Trust dated August 18, 2000, as Amended March 1, 2001 and
                February 27, 2004